UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04930

Exact name of registrant as specified in charter:	Dryden Municipal Bond Fund

Address of principal executive offices:	Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	4/30/2008

Date of reporting period:	4/30/2008

Item 1 – Reports to Stockholders

APRIL 30, 2008	ANNUAL REPORT

Dryden Municipal Bond Fund/

High Income Series & Insured Series

FUND TYPE

Municipal bond

OBJECTIVE

High Income Series: Maximum amount of income that is eligible for exclusion from federal income taxes

Insured Series: Maximum amount of income that is eligible for exclusion from federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

June 16, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden Municipal Bond Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk. Keep in mind that diversification and asset allocation do not assure against loss in declining markets.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Municipal Bond Fund

Dryden Municipal Bond Fund	1

Your Series’ Performance

High Income Series

Series objective

The investment objective of the Dryden Municipal Bond Fund/High Income Series is to seek the maximum amount of income that is eligible for exclusion from federal income taxes. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.92%; Class B, 1.12%; Class C, 1.62%; Class Z, 0.62%. Net operating expenses apply to: Class A, 0.87%; Class B, 1.12%; Class C, 1.37%; Class Z, 0.62%, after contractual reduction through 8/31/2008.

Cumulative Total Returns as of 4/30/08
	One Year	Five Years	Ten Years
Class A	–2.11%	24.34%	48.34%
Class B	–2.35	22.78	44.50
Class C	–2.59	21.29	40.99
Class Z	–1.86	25.94	51.94
LB Muni Bond Index[1]	2.79	21.83	65.41
LB Non-Investment-Grade Muni Bond Index[2,3]	–6.65	42.18	64.86
Lipper HY Muni Debt Funds Avg.[4]	–6.20	21.37	43.42

Average Annual Total Returns[5] as of 3/31/08
	One Year	Five Years	Ten Years
Class A	–6.28%	3.70%	3.49%
Class B	–7.27	4.14	3.65
Class C	–3.79	4.05	3.40
Class Z	–2.03	4.84	4.16
LB Muni Bond Index[1]	1.90	3.92	4.99
LB Non-Investment-Grade Muni Bond Index[2,3]	–6.49	7.72	5.12
Lipper HY Muni Debt Funds Avg.[4]	–6.78	3.98	3.52

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Distribution and Yields as of 4/30/08
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent Yield[6] at Tax Rates of
			33%	35%
Class A	$0.49	4.25%	6.70%	6.90%
Class B	$0.47	4.18	6.59	6.79
Class C	$0.44	3.93	6.19	6.38
Class Z	$0.52	4.68	7.38	7.60

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns assume the payment of the maximum applicable sales charge. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Lehman Brothers (LB) Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

2The Lehman Brothers (LB) Non-Investment-Grade Municipal (Muni) Bond Index is an unmanaged index of non-rated or Ba1 below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed. The bonds in this index must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must also have a dated date after December 31, 1990, and must be at least one year from their maturity date.

3The inception date of the LB Non-Investment-Grade Muni Bond Index is October 1995.

4The Lipper High Yield (HY) Municipal (Muni) Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper HY Muni Debt Funds category for the periods noted. Funds in the Lipper Average invest at least 50% of their assets in lower-rated municipal debt issues.

5The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

6Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Indexes and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden Municipal Bond Fund	3

Your Series’ Performance

High Income Series (continued)

Five Largest Issues expressed as a percentage of net assets as of 4/30/08
Memphis (TN) Ctr. City Rev., Fin. Corp., Red Birds, Ser. B 6.50%, 09/01/28	4.8%
Connecticut (CT) St. G.O., Ser. D 5.00%, 11/15/19	2.3
West Virginia (WV) St. Hosp. Fin. Auth. Hosp. Rev., Oak Hill Hosp., Ser. B, 6.75%, 09/01/30	1.7
Orange Cnty. (CA) Loc. Trans. Auth. Sales Tax Rev., Linked, S.A.V.R.S, R.I.B.S., 6.20%, 02/14/11	1.6
Somerset Cnty. (PA) Hosp. Auth. Rev. GF Somers Hlthcare. First Mtge., 4.25%, 06/01/24	1.3

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 4/30/08
Aaa	11.2%
Aa	9.3
A	13.6
Baa	27.1
Ba	4.2
B	2.5
Caa	2.5
Less than Caa	0.1
Not Rated	29.6
Total Investments	100.1
Liabilities in excess of other assets	–0.1
Net Assets	100.0%

* Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

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Strategy and Performance Overview

How did the High Income Series perform?

The High Income Series Class A shares declined 2.11% for the 12-month reporting period ended April 30, 2008, outperforming the 6.20% drop in the Lipper High Yield Municipal Debt Funds Average and the 6.65% drop in the Lehman Brothers Non-Investment-Grade Municipal Bond Index, which tracks bonds that are non-rated or rated below investment grade. However, the High Income Series Class A shares lagged the 2.79% total return of the Lehman Brothers Municipal Bond Index, which consists entirely of investment-grade bonds.

How is the High Income Series managed?

Prudential Fixed Income Management, which manages the High Income Series, employs a team-based approach in which research plays a crucial role. Senior investment professionals develop a quarterly market outlook that provides an overall view on the economy, interest rates, the yield curve, and risk levels in the major bond markets. This outlook helps set broad investment strategies for the High Income Series, which employs an “all-weather” approach to investing that involves holding about 60% in higher-yielding, lower-quality municipal bonds and the remainder in higher quality ones that are more liquid. Portfolio managers work closely with credit research analysts that specialize in different sectors of the tax-exempt bond market in selecting these debt securities.

What were conditions like in the municipal bond market?

The investment environment was challenging. Early in the reporting period, changing perceptions about economic conditions in the United States, inflation, and the outlook for short-term interest rates triggered periods of volatility in the fixed income markets, including municipal bonds. The Federal Reserve (the Fed), primarily concerned about inflation, initially refrained from easing monetary policy because of the risk that lowering interest rates would encourage business activity that would boost inflation. However, Fed policymakers later adopted a different stance when a meltdown in debt securities linked to subprime mortgages morphed into a credit crunch that weakened the broader U.S. economy and roiled financial markets around the world.

The Fed attempted to stimulate economic growth in the United States and support the financial markets by repeatedly cutting short-term rates, which lowered the federal funds rate charged on overnight loans between banks from 5.25% to 2.0%. It also took other steps to aid the jittery financial system. Most notably, it allowed investment banks to borrow funds from its discount window along with commercial banks.

Turmoil in financial markets triggered a flight to quality in which investors flocked to the relative safety of U.S. Treasury securities and shunned riskier assets. Low-quality municipal bonds were hit harder than high-quality ones. Indeed, bargain hunting generally pushed up prices of investment-grade tax-exempt debt securities in March

Dryden Municipal Bond Fund	5

Strategy and Performance Overview (continued)

and April 2008. Despite this rally, Treasurys still outperformed municipal bonds for the 12-month reporting period. The High Income Series was well served by its “all-weather” strategy, as gains on some of its higher-quality holdings partially offset losses on holdings rated below investment grade.

How did exposure to healthcare bonds affect performance?

The High Income Series invests in a variety of municipal bond sectors such as general obligation bonds, education, and transportation. Healthcare remained its largest sector concentration. In recent years, this had enhanced the High Income Series’ results, but this strategy was not rewarded during the reporting period. The flight-to-quality trend pressured healthcare bonds, which underperformed the broader municipal bond market. Despite this weakness, Prudential Fixed Income Management continues to favor the sector from the perspective of credit quality and has confidence in the High Income Series’ healthcare holdings.

How did tobacco-related holdings affect performance?

Another casualty of the flight-to-quality trend was the tobacco-related municipal bond sector, which was also pressured by concern that rising prices for cigarettes would hurt sales in the United States. Some of these debt securities are backed solely by payments of tobacco companies to state governments under the Master Settlement Agreement (MSA) reached in 1998. MSA funds reimburse state governments for tobacco-related healthcare costs and help pay for anti-smoking campaigns and other expenses.

While the sector performed poorly overall, tobacco-related bonds rated below investment grade posted a much larger decline for the reporting period than those rated investment grade. Compared to the Lehman Brothers Non-Investment-Grade Municipal Bond Index, the High Income Series benefited from having no exposure to tobacco-related bonds rated below investment grade.

How did corporate-backed holdings affect performance?

The corporate-backed sector of the municipal bond market also performed poorly. In addition to pressure from the flight-to-quality trend, this sector faced concern that corporate profitability would suffer as a weak job market and soaring prices for energy and food hurt consumer spending, which accounts for two-thirds of economic activity in the United States. Exposure to corporate-backed municipal bonds was a negative for the High Income Series.

Airline-related municipal bonds was one area of the corporate-backed sector that was particularly hard hit. Soaring fuel prices and weak economic conditions wreaked havoc on the airline-related sector of the municipal bond market during the reporting period. Among holdings that declined in value were bonds issued for American Airlines by Texas-based Alliance Airport Authority. Compared to the Lehman Brothers

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Non-Investment-Grade Municipal Bond Index, however, the High Income Series benefited from having a smaller exposure to airline-related municipal bonds.

How did the yield curve strategy affect performance?

Prudential Fixed Income Management employed a strategy that proved beneficial by taking advantage of changes in the slope of the municipal bond yield curve. This single line graph depicts yields on similarly rated tax-exempt bonds from the shortest to the longest maturities. It is usually “positively sloped,” as shorter-term bonds typically yield less than longer-term bonds.

The slope of the municipal bond yield curve became steeper over the course of the reporting period. As the Fed cut short-term rates, shorter-term municipal bond yields declined because they are very sensitive to changes in monetary policy, while long-term municipal bond yields moved higher. Since bond prices move inversely to yields, shorter-term municipal bond prices gained, but long-term municipal bond prices fell. Anticipating these developments, Prudential Fixed Income Management employed a “yield curve steepener” strategy that emphasized the short end of the municipal bond yield curve.

What else had a significant impact on performance?

The High Income Series’ largest position was bonds issued by the Memphis Center City Revenue Financing Corp. for the Memphis Redbirds, a minor league baseball team. The bonds performed poorly as the financial health of AutoZone Park, home of the Memphis Redbirds, continued to deteriorate. The High Income Series also held bonds issued by municipal entities whose proceeds were used to purchase natural gas on a long-term basis for customers of municipal utilities. This allows the utilities to arrange a dependable supply of natural gas at favorable prices. Ratings of these natural gas prepayment bonds are typically based on the lowest rating of the company that provides a performance guarantee for the natural gas supplier. In the majority of cases, this company is a Wall Street brokerage firm with an AA rating. Concern about Wall Street’s massive losses on subprime mortgage-related securities had a negative impact on natural gas prepayment bonds. The High Income Series held bonds of the Tennessee Energy Acquisition Corp. that were a drag on its performance.

On a positive note, the High Income Series benefited from having a sizeable exposure to pre-refunded municipal bonds. The maturity of pre-refunded bonds is shortened when an issuer takes advantage of a decline in yields by issuing new bonds at lower interest rates. Proceeds of the new bonds are used to purchase special federal government securities held in an escrow account. Cash flow from these securities pay interest on the pre-refunded bonds until a predetermined date when the bonds are retired prior to their original maturity. This process may reduce the issuer’s costs, and the pre-refunded bonds often become rated triple-A. In the reporting period’s risk-averse environment, pre-refunded bonds performed better than insured municipal bonds and the broader municipal bond market.

Dryden Municipal Bond Fund	7

Your Series’ Performance

Insured Series

Series objective

The investment objective of the Dryden Municipal Bond Fund/Insured Series is to seek the maximum amount of income that is eligible for exclusion from federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.96%; Class B, 1.16%; Class C, 1.66%; Class Z, 0.66%. Net operating expenses apply to: Class A, 0.91%; Class B, 1.16%; Class C, 1.41%; Class Z, 0.66%, after contractual reduction through 8/31/2008.

Cumulative Total Returns as of 4/30/08
	One Year	Five Years	Ten Years
Class A	1.33%	14.59%	52.63%
Class B	1.08	13.23	48.79
Class C	0.74	11.72	45.01
Class Z	1.48	15.99	56.11
LB Muni Bond Index[1]	2.79	21.83	65.41
Lipper Insured Muni Debt Funds Avg.[2]	0.64	14.86	49.25

Average Annual Total Returns[3] as of 3/31/08
	One Year	Five Years	Ten Years
Class A	–3.52%	1.87%	3.66%
Class B	–4.57	2.29	3.81
Class C	–0.96	2.20	3.55
Class Z	0.76	2.97	4.33
LB Muni Bond Index[1]	1.90	3.92	4.99
Lipper Insured Muni Debt Funds Avg.[2]	–0.53	2.71	3.86

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Distribution and Yields as of 4/30/08
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent Yield[4] at Tax Rates of
			33%	35%
Class A	$0.43	3.20%	4.78%	4.92%
Class B	$0.40	3.08	4.60	4.74
Class C	$0.38	2.83	4.22	4.35
Class Z	$0.45	3.59	5.36	5.52

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns assume the payment of the maximum applicable sales charge. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Lehman Brothers (LB) Municipal (Muni) Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

2The Lipper Insured Municipal (Muni) Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Insured Muni Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in municipal debt issues insured as to timely payment.

3The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

4Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Investors cannot invest directly in an index. The returns for the LB Muni Bond Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden Municipal Bond Fund	9

Your Series’ Performance

Insured Series (continued)

Five Largest Issues expressed as a percentage of net assets as of 4/30/08
Hawaii (HI) Dept. Budget & Fin., Hawaiian Elec. Co. Projs. Rev., Ser. C, A.M.B.A.C., A.M.T., 6.20%, 11/01/29	4.3%
Metro. (NY) Trans. Auth. N.Y. Svc. Contract, Rfdg. Rev., Ser. B, M.B.I.A., 5.50%, 7/01/23	4.0
Detroit (MI) Wtr. Sup. Sys. Rev., Ser. B, M.B.I.A. (Prerefunded Date 7/01/13), 5.25%, 7/01/32	3.2
Pennsylvania (PA) St. Ind. Dev. Auth. Rev., Econ. Dev., A.M.B.A.C., 5.50%, 7/01/17	2.8
Metro. (NY) Trans. Auth. N.Y. Svc. Contract, Rfdg. Rev., Ser. B, M.B.I.A., 5.50%, 7/01/19	2.8

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 4/30/08
Aaa	86.6%
Aa	8.7
A	4.4
Total Investments	99.7
Other assets in excess of liabilities	0.3
Net Assets	100.0%

* Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

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Strategy and Performance Overview

How did the Insured Series perform?

The Insured Series Class A shares posted a 1.33% total return for the 12-month reporting period ended April 30, 2008, underperforming the 2.79% total return of the Lehman Brothers Municipal Bond Index (the Index). The Insured Series Class A shares outperformed the 0.64% total return of the Lipper Insured Municipal Debt Funds Average (the Lipper Average).

How is the Insured Series managed?

Prudential Fixed Income Management, which manages the Insured Series, employs a team-based approach in which research plays a crucial role. Senior investment professionals develop a quarterly market outlook that provides an overall view on the economy, interest rates, the yield curve, and risk levels in the major bond markets. This outlook helps set broad investment strategies for the Insured Series.

The Insured Series invests primarily in municipal bonds whose timely payment of interest and principal are guaranteed by a bond insurer with claims-paying ability at the time of purchase rated triple-A by Moody’s Investors Service (Moody’s), Standard and Poor’s Ratings Service (S&P), or comparably rated by another major rating service. Consequently, the insured municipal bonds are also rated triple-A or meet the eligibility criteria imposed by insurers. In selecting these debt securities, portfolio managers work closely with credit research analysts who evaluate bonds’ underlying credit quality.

What were conditions like in the municipal bond market?

The modest total returns of the Insured Series, the Index, and the Lipper Average reflected the challenging investment environment. Early in the reporting period, changing perceptions about economic conditions in the United States, inflation, and the outlook for short-term interest rates triggered periods of volatility in the fixed income markets, including municipal bonds. The Federal Reserve (the Fed), primarily concerned about inflation, initially refrained from easing monetary policy because of the risk that lowering interest rates would encourage business activity that would boost inflation. However, Fed policymakers later adopted a different stance when a meltdown in debt securities linked to subprime mortgages morphed into a credit crunch that weakened the broader U.S. economy and roiled financial markets around the world.

The Fed attempted to stimulate economic growth in the United States and support the financial markets by repeatedly cutting short-term rates, which lowered the federal funds rate charged on overnight loans between banks from 5.25% to 2.0%. It also took other steps to aid the jittery financial system. Most notably, it allowed investment banks to borrow funds from its discount window along with commercial banks.

Dryden Municipal Bond Fund	11

Strategy and Performance Overview (continued)

Turmoil in financial markets triggered a flight to quality in which investors flocked to the relative safety of U.S. Treasury securities and shunned riskier assets. Low-quality municipal bonds were hit harder than high-quality ones. Indeed, bargain hunting generally pushed up prices of investment-grade tax-exempt debt securities in March and April 2008. Despite this rally, Treasurys still outperformed municipal bonds for the 12-month reporting period.

How did the credit crunch affect municipal bond insurers?

Bond insurers play a key role in the tax-exempt market, guaranteeing about half of all outstanding municipal bonds. They apply such rigorous underwriting standards to these bonds that they do not expect to suffer any losses. However, MBIA Inc., AMBAC Financial Group Inc., Financial Security Assurance (FSA), Financial Guaranty Insurance Co. (FGIC), and other municipal bond insurers are also involved in guaranteeing other types of debt securities, some of which included bonds backed by subprime mortgages.

Major credit rating agencies threatened to downgrade certain municipal bond insurers if they did not raise capital to cover potential losses on the risky mortgage-related securities. Share prices of municipal bond insurers declined. For certain insured municipal bonds, yields rose and prices fell, as bond prices move inversely to yields.

One area of the market that suffered considerable damage was auction-rate securities with rates that reset at auctions held every week or so. These securities, which are often insured, finance student loans, hospital projects, and other endeavors. A lack of bidders caused the majority of auctions to fail during the reporting period. The Insured Series took advantage of an attractive investment opportunity that existed for a brief period of time when rates on some securities reset at sharply higher levels. But by the end of the reporting period, the Insured Series no longer had any exposure to auction-rate securities as rates had reset lower.

Some bond insurers fared better than others. FSA, which received an injection of cash from its parent company and had the least exposure to subprime mortgages, remained rated triple-A by Moody’s, S&P, and Fitch Ratings (Fitch). MBIA and Ambac raised capital and maintained their respective triple-A ratings by Moody’s and S&P, but Fitch downgraded both to AA from AAA. FGIC, which was unable to raise capital, saw its triple-A rating cut to Baa3 by Moody’s, to BB by S&P, and to BBB by Fitch. XL Capital Assurance (XLCA), which also failed to raise capital, saw its triple-A rating lowered to A3 by Moody’s, to A-minus by S&P, and to BB by Fitch. The rating agencies continue to have negative outlooks on the ratings of Ambac, MBIA, FGIC, and XCLA.

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Which holdings were most affected by these developments?

The Insured Series had limited exposure to bonds guaranteed by FGIC or XLCA, two bond insurers whose claims-paying ability deteriorated dramatically. If a bond insurer’s rating was downgraded below that of the bond it guaranteed, the price of that debt security adjusted to reflect its underlying rating. For example, the Insured Series held bonds issued by Washington State Health Care Facilities Authority for Providence Healthcare that are insured by FGIC. However, because their underlying ratings are Aa2 by Moody’s and AA by S&P and Fitch, the bonds trade on their own merit without taking into consideration the FGIC guarantee. Similarly, Denver City and County airport bonds, another holding insured by FGIC, trade on their own merit because their underlying ratings are A1 by Moody’s and A-plus by S&P and Fitch.

How did the yield curve strategy affect the Insured Series?

Prudential Fixed Income Management employed a strategy that proved beneficial by taking advantage of changes in the slope of the municipal bond yield curve. This single line graph depicts yields on similarly rated tax-exempt bonds from the shortest to the longest maturities. It is usually “positively sloped,” as shorter-term bonds typically yield less than longer-term bonds.

The slope of the municipal bond yield curve became steeper over the course of the reporting period. As the Fed cut short-term rates, shorter-term municipal bond yields declined because they are very sensitive to changes in monetary policy, while long-term municipal bond yields moved higher. Since bond prices move inversely to yields, shorter-term municipal bond prices gained, but long-term municipal bond prices fell. Anticipating these developments, Prudential Fixed Income Management employed a “yield curve steepener” strategy that emphasized the short end of the municipal bond yield curve.

What else had a significant impact on the Insured Series?

Having a larger exposure than the Index to municipal bonds subject to the alternative minimum tax (AMT) hurt the Insured Series. Municipal bonds subject to the AMT provide attractive yields to compensate for the fact that some investors may have to pay tax on their interest income. However, these debt securities performed poorly during the reporting period, lagging the broader municipal bond market.

On a positive note, the Insured Series benefited from having a larger exposure to pre-refunded municipal bonds than the Index. The maturity of pre-refunded bonds is shortened when an issuer takes advantage of a decline in yields by issuing new bonds at lower interest rates. Proceeds of the new bonds are used to purchase special federal government securities held in an escrow account. Cash flow from these securities pay

Dryden Municipal Bond Fund	13

Strategy and Performance Overview (continued)

interest on the pre-refunded bonds until a predetermined date when the bonds are retired prior to their original maturity. This process may reduce the issuer’s costs, and the pre-refunded bonds often become rated triple-A. In the reporting period’s risk-averse environment, pre-refunded bonds performed better than insured municipal bonds and the broader municipal bond market.

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Fees and Expenses (Unaudited)

As a shareholder of a Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on November 1, 2007, at the beginning of the period, and held through the six-month period ended April 30, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Each Series’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on

Dryden Municipal Bond Fund	15

Fees and Expenses (continued)

the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Bond Fund/High Income Series		Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$982.40	0.86%	$4.24
	Hypothetical	$1,000.00	$1,020.59	0.86%	$4.32

Class B	Actual	$1,000.00	$980.30	1.11%	$5.47
	Hypothetical	$1,000.00	$1,019.34	1.11%	$5.57

Class C	Actual	$1,000.00	$979.10	1.36%	$6.69
	Hypothetical	$1,000.00	$1,018.10	1.36%	$6.82

Class Z	Actual	$1,000.00	$982.70	0.61%	$3.01
	Hypothetical	$1,000.00	$1,021.83	0.61%	$3.07

16	Visit our website at www.jennisondryden.com

Dryden Municipal Bond Fund/ Insured Series		Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,006.60	0.90%	$4.49
	Hypothetical	$1,000.00	$1,020.39	0.90%	$4.52

Class B	Actual	$1,000.00	$1,005.40	1.15%	$5.73
	Hypothetical	$1,000.00	$1,019.14	1.15%	$5.77

Class C	Actual	$1,000.00	$1,004.20	1.40%	$6.98
	Hypothetical	$1,000.00	$1,017.90	1.40%	$7.02

Class Z	Actual	$1,000.00	$1,007.90	0.65%	$3.25
	Hypothetical	$1,000.00	$1,021.63	0.65%	$3.27

* Series expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended April 30, 2008, and divided by the 366 days in the Series’ fiscal year ended April 30, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Series may invest.

Dryden Municipal Bond Fund	17

Portfolio of Investments

as of April 30, 2008

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 98.6%

Alabama 1.3%
Alabama Spl. Care Facs. Fing. Auth. Mobile Rev., Ascension Health Sr. Credit, Ser. D	Aa1	5.00%	11/15/39	$3,000	$2,942,040
Camden Ind. Dev. Brd. Facs. Rev., Rfdg. Weyerhaeuser,
Ser. A	BBB(b)	6.125	12/01/24	1,000	1,006,270
Ser. B, A.M.T.	BBB(b)	6.375	12/01/24	1,000	1,009,960
Mobile Indl. Dev. Brd., AL Pwr. Co. (Mandatory put date 3/19/12)	A2	4.75	06/01/34	1,000	1,011,580

					5,969,850

Arizona 2.9%
Coconino Cnty. Poll. Ctrl. Corp. Rev., Tucson Elec. Pwr., Navajo, Ser. A, A.M.T.	Baa3	7.125	10/01/32	5,000	5,062,900
Ser. B	Baa3	7.00	10/01/32	1,700	1,718,547
Maricopa Cnty. Indl. Dev. Auth. Hlth. Facs. Rev., Catholic Hlthcare. West, Ser. A	A2	5.25	07/01/32	2,500	2,442,925
Pima Cnty. Indl. Dev. Auth. Ed. Rev. Fac.-P.L.C. Charter Schs. Proj.	NR	6.75	04/01/36	1,500	1,479,495
Pinal Cnty. Correct. Facs. Rev., Florence West Prison Proj., Ser. A	BBB(b)	5.25	10/01/19	3,135	3,027,814

					13,731,681

California 11.1%
California Poll. Ctrl. Fin. Auth. Solid Wste. Disp. Rev. Wste. Mgmt., Inc. PJ-Ser. B, A.M.T.	BBB(b)	5.00	07/01/27	1,000	843,140

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	19

Portfolio of Investments

as of April 30, 2008 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

California (cont’d.)
California St. Pub. Wks. Brd. Lease Rev., Dept. Mental Hlth., Coalinga, Ser. A	A2	5.50%	06/01/19	$2,000	$2,148,500
Ser. A	A2	5.50	06/01/20	2,000	2,137,840
Ser. A	A2	5.50	06/01/22	2,000	2,120,640
California Statewide Cmntys Dev. Auth. Rev., Kaiser Permanente, Ser. C (Mandatory put date 6/1/12)	A+(b)	3.85	11/01/29	2,000	2,008,820
Ser. C Rmkt. on 8/1/06	A+(b)	5.25	08/01/31	1,280	1,271,398
Capistrano Uni. Sch. Dist. Cmnty. Facs., Rev. Talega Cmnty. Facs. Dist. #90-2	NR	6.00	09/01/33	1,000	990,900
City of Chula Vista Indl. Dev. Rev., San Diego Gas, A.M.T.	A1	5.00	12/01/27	1,000	960,140
Foothill/Eastern Trans. Corridor Agcy. Toll Rd. Rev., C.A.B.S. (converts to 5.875% on 7/15/09)	Baa3	7.459(n)	01/15/28	6,700	6,227,984
Golden St. Tob. Secur. Corp., Tob. Settlement Rev., Asset. Bkd. Sr., Ser. A-1	Baa3	5.75	06/01/47	2,000	1,788,040
Lake Elsinore Spl. Tax Cmnty. Facs. Dist.-2-Area A-A	NR	5.45	09/01/36	1,500	1,304,040
Lincoln Impvt. Bond Act 1915, Pub. Fin. Auth. Rev., Twelve Bridges	NR	6.20	09/02/25	3,385	3,424,232
Los Angeles Regional Arpts. Impt. Corp. Lse. Rev., American Airlines, Inc., A.M.T.	Caa1	7.50	12/01/24	2,000	1,908,120
Murrieta Cmnty. Facs. Dist. Spl. Tax., No. 2, The Oaks Impt. Area, Ser. A	NR	5.90	09/01/27	1,000	948,060

See Notes to Financial Statements.

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Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

California (cont’d.)
Orange Cnty, Loc. Trans. Auth. Sales Tax Rev., Linked, S.A.V.R.S., R.I.B.S.(g)	Aa2	6.20%	02/14/11	$7,000	$7,649,039
Perris Cmnty. Facs. Dist., Spec. Tax, No. 01- 2, Avalon Ser. A	NR	6.25	09/01/23	3,000	3,060,900
Rancho Cordova Cmnty. Facs. Dist., Spec. Tax No. 2003-1, Sunridge Anatolia	NR	6.00	09/01/33	1,000	948,870
Sunridge Anatolia	NR	6.10	09/01/37	1,980	1,896,563
Roseville Joint Unified High School Dist., Ser. B, G.O., F.G.I.C., C.A.B.S.	A1	5.848(n)	08/01/11	1,440	1,300,507
Saugus Uni. Sch. Dist. Spl. Tax Cmnty. Facs. Dist. No. 2002-1	NR	6.00	09/01/33	1,800	1,716,606
Vallejo, Touro Univ., C.O.P. (Prerefunded 6/1/09)(e)	NR	7.375	06/01/29	3,500	3,751,580
Valley Hlth. Sys. Hosp. Rev., Rfdg. & Impvt. Proj., Ser. A(i)	C(b)	6.50	05/15/25	1,000	693,000
Vernon Nat. Gas Fin. Auth., M.B.I.A. (Mandatory put date 8/3/09)	Aaa	5.00	08/01/21	2,000	2,000,300
Wm. S. Hart Unif. High Sch. Dist., Spl. Tax Cmnty. Fac. Dist. No. 2005-1	NR	5.30	09/01/36	1,000	860,350

					51,959,569

Colorado 3.4%
Black Hawk Bus. Impvt. Dist. Utl., G.O. (Prerefunded 12/1/09)(e)	NR	7.75	12/01/19	5,285	5,735,493
Colorado Health Facs. Auth. Rev., Christian Living Cmntys. Proj., Ser. A	NR	5.75	01/01/37	1,500	1,323,615

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	21

Portfolio of Investments

as of April 30, 2008 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Colorado (cont’d.)
Hosp. Poudre Valley Hlthcare., Rfdg.	Baa1	5.00%	03/01/25	$5,560	$5,274,438
Colorado Springs Hosp. Rev., Unrefunded balance	A3	6.375	12/15/30	1,260	1,303,987
Denver City & Cnty. Co. Arpt. Rev. (Mandatory put date 5/15/11)	A1	5.25	11/15/32	2,000	2,025,980

					15,663,513

Connecticut 2.6%
Connecticut St. Dev. Auth. Solid Waste Disp. Facs. Rev., Pseg. Pwr. LLC Proj., Ser. A, A.M.T.	Baa1	5.75	11/01/37	1,600	1,560,096
Connecticut St. G.O., Ser. D (Prerefunded 11/15/11)(e)(h)	Aa3	5.00	11/15/19	10,000	10,756,000

					12,316,096

Delaware 0.4%
Delaware St. Health Facs. Auth. Rev., Beebe Med. Ctr. Proj., Ser. A	Baa1	5.00	06/01/30	2,000	1,750,260

District of Columbia 0.6%
Dist. of Columbia Rev., George Washington Univ., Ser. A, M.B.I.A.	Aaa	5.125	09/15/31	3,000	3,025,680

Florida 4.6%
Greater Orlando Aviation Auth., Orlando Arpt. Fac. Rev., Spl. Purp.-Jetblue Airways Corp., A.M.T.	NR	6.375	11/15/26	2,000	1,697,560
Spl. Purp.-Jetblue Airways Corp., A.M.T.	NR	6.50	11/15/36	2,000	1,651,860

See Notes to Financial Statements.

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Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Florida (cont’d.)
Highlands Cmnty. Dev. Dist. Spl. Assmt.	NR	5.55%	05/01/36	$500	$391,820
Hillsborough Cnty. Industrial Dev. Auth. Tampa Electric	Baa2	5.65	05/15/18	1,000	1,007,280
Indigo Cmnty. Dev. Dist. Cap. Impvt. Rev.	NR	5.75	05/01/36	1,975	1,574,707
Jacksonville Aviation Auth. Rev., A.M.B.A.C., A.M.T.	Aaa	5.00	10/01/26	2,000	1,936,760
Jacksonville Econ. Dev. Commn., Indl. Dev. Rev., Gerdau Ameristeel U.S., Inc., A.M.T.	Ba1	5.30	05/01/37	2,000	1,633,020
Anheuser Busch Co., Ser. B, A.M.T.	A2	4.75	03/01/47	2,500	2,030,450
Miami Beach Hlth. Facs. Auth. Hosp. Rev., Mount Sinai Med. Ctr., Ser. A	Ba1	6.70	11/15/19	1,000	1,015,860
Orlando Util. Cmnty. Wtr. & Elec. Rev., Ser. D, E.T.M.(e)	AA(b)	6.75	10/01/17	2,000	2,339,940
Palm Beach Cnty. Pub. Impvt. Rev., Convention Ctr. Proj., F.G.I.C. (Mandatory put date 11/1/11)	Aa1	5.00	11/01/30	2,500	2,631,875
Paseo Cmnty. Dev. Dist. Cap. Impvt. Rev., Ser. A	NR	5.40	05/01/36	1,360	1,041,774
Reunion West Cmnty. Dev. Dist. Spec. Assmt.	NR	6.25	05/01/36	1,480	1,298,389
Seminole Tribe Spl. Oblig. Rev., Ser. A, 144A	Ba1	5.50	10/01/24	1,000	954,000
Stoneybrook West Cmnty. Dev. Dist. Spec. Assmt. Rev., Ser. B.	NR	6.45	05/01/10	145	144,732

					21,350,027

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	23

Portfolio of Investments

as of April 30, 2008 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Georgia 0.5%
Fulton Cnty. Residential Care Facs. Rev., Canterbury Court Proj., Ser. A	NR	6.125%	02/15/34	$1,200	$1,104,684
Henry Cnty. Wtr. & Swr. Auth. Rev., A.M.B.A.C.	Aaa	6.15	02/01/20	1,000	1,169,100

					2,273,784

Illinois 8.9%
Cary Spec. Tax Svcs. Rev., Area No. 1, Cambridge, Ser. A (Prerefunded 3/1/10)(e)	NR	7.625	03/01/30	3,115	3,442,387
Area No. 2, Foxford Hill (Prerefunded 3/1/10)(e)	NR	7.50	03/01/30	4,572	4,955,637
Gilberts Spec. Svcs. Area No. 9, Spec. Tax, Big Timber Proj. (Prerefunded 3/1/11)(e)	AAA(b)	7.75	03/01/27	5,000	5,751,550
Illinois Fin. Auth. Rev., Friendship Vlg. Schaumburg, Ser. A	NR	5.625	02/15/37	1,000	810,390
Illinois Inst. of Technology, Ser. A	Baa1	5.00	04/01/31	2,500	2,316,675
Illinois Inst. of Technology, Ser. A	Baa1	5.00	04/01/36	5,000	4,559,000
Plymouth Landing Proj.	NR	6.00	05/15/37	1,000	900,350
Student Hsg., Rfdg. Edl. Advancement Fd., Inc. Ser. B	Baa3	5.00	05/01/30	5,000	4,128,550
Illinois Hlth Facs. Auth. Rev., Lake Forest Hosp., Ser. A	A3	6.25	07/01/22	4,200	4,407,900
Kane & De Kalb Cntys. Sch. Dist., No. 301, A.M.B.A.C., C.A.B.S., G.O.	Aaa	6.149(n)	12/01/11	3,360	2,988,182
Metro. Pier & Expo. Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, M.B.I.A.	Aaa	5.25	06/15/42	6,000	6,129,479

See Notes to Financial Statements.

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Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Illinois (cont’d.)
Round Lake Rev., Lakewood Spl. Tax #1 (Prerefunded 3/1/13)(e)	NR	6.70%	03/01/33	$1,000	$1,139,510

					41,529,610

Indiana 2.2%
Indiana Hlth. & Edl. Fac. Fin. Auth. Hosp. Rev., Cmnty. Foundation Northwest Ind.	BBB-(b)	5.50	03/01/37	2,000	1,747,760
Cmnty. Foundation Northwest Ind., Ser. A	BBB-(b)	6.00	03/01/34	3,000	2,957,100
Indiana St. Hsg. Fin. Auth. Singl. Fam. Mtge. Rev., Ser. B2, A.M.T., G.N.M.A./F.N.M.A.	Aaa	4.00	01/01/34	1,110	1,110,588
Noblesville Redev. Auth. Economic Dev. Rev. Lease Rental 146th Str. Extn., Ser. A	A+(b)	5.25	08/01/25	3,000	3,017,700
Vigo Cnty. Hosp. Auth. Rev., Union Hosp., Inc.	NR	5.80	09/01/47	1,500	1,297,320

					10,130,468

Iowa 0.8%
Iowa Fin. Auth. Sr. Living Fac. Rev., Deerfield Ret. Cmnty. Inc., Ser. A	NR	5.50	11/15/37	1,250	1,029,175
Iowa St. Fin. Auth. Hlthcare., Facs. Rev., Mercy Hlth. Initiatives Proj. (Prerefunded 7/1/11)(e)	AAA(b)	9.25	07/01/25	2,165	2,614,259

					3,643,434

Louisiana 0.8%
Calcasieu Parish, Inc., Ind. Dev. Brd. Rev., Rfdg. Olin Corp. Proj.	Ba1	6.625	02/01/16	3,500	3,571,680

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	25

Portfolio of Investments

as of April 30, 2008 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Maine 0.9%
Maine Hlth. & Higher Edl. Facs. Auth. Rev., Piper Shores, Ser. A (Prerefunded 1/1/09)(e)	NR	7.50%	01/01/19	$1,000	$1,033,280
Ser. A (Prerefunded 1/1/09)(e)	NR	7.55	01/01/29	3,000	3,100,830

					4,134,110

Maryland 1.3%
Anne Arundel Cnty. Spec. Oblig., Arundel Mills Proj. (Prerefunded 7/1/09)(e)	AAA(b)	7.10	07/01/29	3,000	3,217,800
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev.,
Medstar Health	A3	5.25	05/15/46	2,500	2,314,550
Washington City Hosp.	BBB-(b)	5.75	01/01/38	750	715,118

					6,247,468

Massachusetts 2.7%
Massachusetts St. Coll. Bldg., Auth. Rev. Proj. & Rfdg. Bonds, Ser. A	Aa2	7.50	05/01/14	1,750	2,072,735
Massachusetts St. Dev. Fin. Agcy. Rev., Hlthcare. Fac., Alliance, Ser. A	NR	7.10	07/01/32	4,010	4,031,935
Linden Ponds, Inc. Fac., Ser. A	NR	5.75	11/15/42	1,000	861,470
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Caritas Christi Oblig. Group, Rfdg., Ser. A	Baa3	5.75	07/01/28	2,000	1,899,220
Ser. B	Baa3	6.75	07/01/16	3,595	3,803,834

					12,669,194

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Michigan 4.3%
Kalamazoo Hosp. Fin. Auth. Borgess Hosp. Fac. Rev., E.T.M., F.G.I.C.(e)(i)(j)	Aaa	6.865%	06/01/11	$2,000	$2,007,720
Kent Hosp. Fin. Auth. (Mandatory put date 1/15/15)	Aa3	5.50	01/15/47	1,000	1,048,370
Kent Hosp. Fin. Auth. Rev., Metro. Hosp. Proj., Ser. A	BBB(b)	6.25	07/01/40	3,000	3,030,690
Michigan Pub. Edl. Facs. Auth. Rev. Rfdg. Ltd. Oblig.-Black River Sch.	NR	5.80	09/01/30	1,250	1,123,150
Michigan St. Hosp. Fin. Auth. Rev., Rfdg.-Henry Ford Health Sys., Ser. A	A1	5.25	11/15/46	3,000	2,888,760
Trinty Hlth. Ctr. Group, Ser. A	Aa2	5.00	12/01/31	5,830	5,789,831
Michigan Strategic Fund Solid Waste Disp. Rev., A.M.T.	BBB(b)	4.50	12/01/13	1,000	958,910
Summit Academy Pub. Sch., Academy Rev. Rfdg.	BB+(b)	6.25	11/01/25	2,060	1,967,341
North Pub. Sch., Academy Rev. Rfdg.	BB+(b)	5.50	11/01/30	1,500	1,275,390

					20,090,162

Minnesota 0.2%
St. Paul Hsg. & Redev. Auth. Hosp. Rev. Healtheast Proj.	Baa3	6.00	11/15/35	1,000	989,340

Nevada 2.3%
Clark Cnty. Impvt. Dist. Rev., No. 121, Southern Highlands Area (Prerefunded 12/1/09)(e)	NR	7.50	12/01/19	4,655	5,100,484
Spec. Impvt. Dist. No. 142, Loc. Impvt.	NR	6.10	08/01/18	1,965	1,912,613

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	27

Portfolio of Investments

as of April 30, 2008 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Nevada (cont’d.)
Clark Cnty. Indl. Dev. Rev., Rfdg. Nevada Pwr. Co. Proj., Ser. C	BB(b)	5.50%	10/01/30	$4,500	$3,786,210

					10,799,307

New Jersey 6.3%
Burlington Cnty. Bridge Commn. Econ. Dev. Rev., The Evergreens Proj.	NR	5.625	01/01/38	1,000	909,400
New Jersey Econ. Dev. Auth. Rev.,
Cigarette Tax	Baa2	5.625	06/15/19	1,250	1,249,400
Cigarette Tax	Baa2	5.75	06/15/34	750	717,743
Continental Air., Inc. Proj., Spec. Facs. Rev., A.M.T.	B3	6.25	09/15/29	5,530	4,629,550
First Mtge. Franciscan Oaks Proj. Rfdg.,	NR	5.70	10/01/17	165	156,801
Gloucester Marine, Ser. B, A.M.T.	NR	6.875	01/01/37	3,000	3,007,200
Kapkowski Rd. Landfill, Ser. A, C.A.B.S., E.T.M.(e)	Baa3	6.389(n)	04/01/12	1,115	983,787
New Jersey Hlthcare. Facs. Fin. Auth. Rev.,
AHS Hosp. Corp.	A1	5.00	07/01/27	1,500	1,474,485
Cherry Hill Proj.	NR	8.00	07/01/27	2,000	2,005,580
St. Peters Univ. Hosp., Ser. A	Baa2	6.875	07/01/30	2,250	2,291,063
New Jersey St. Tpke. Auth. Tpke. Rev., Growth & Income. Secs., Ser. B, A.M.B.A.C., C.A.B.S., (Converts to 5.15% on 1/1/15)	Aaa	5.12(n)	01/01/35	4,000	2,875,960
New Jersey St. Transn. Tr. Fd. Transn. Sys., Ser. A	A1	5.50	12/15/23	4,000	4,478,720

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New Jersey (cont’d.)
Tobacco Settlement Fin. Corp., NJ Rev., Ser. 1A	Baa3	5.00%	06/01/41	$6,000	$4,781,820

					29,561,509

New Mexico 1.1%
Farmington Poll. Ctrl. Rev., El Paso Elec. Co. Proj., Ser. A, F.G.I.C. (Mandatory put date 8/1/12)	A3	4.00	06/01/32	2,000	1,978,260
New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser. A, A.M.T., G.N.M.A., F.N.M.A., F.H.L.M.C.	Aaa	5.50	07/01/36	1,385	1,411,467
Ser. E, A.M.T., G.N.M.A., F.N.M.A., F.H.L.M.C.	AAA(b)	5.50	07/01/35	1,680	1,712,407

					5,102,134

New York 2.5%
Brookhaven Indl. Dev. Agcy. Civic Facs. Rev., Brooks Mem. Hosp. Med. Ctr., Inc., Ser. A (Prerefunded 11/15/10)(e)(f)	NR	8.25	11/15/30	2,000	2,280,240
Erie Cnty. Tob. Asset Secur. Corp. Cap. Apprec., Asset Bkd.-1st Sub., Ser. B, C.A.B.S.	NR	5.875(n)	06/01/47	5,000	284,500
Asset Bkd.-2nd Sub., Ser. C, C.A.B.S.	NR	6.376(n)	06/01/50	4,000	161,720
New York City Indl. Dev. Agcy., Civic Fac. Rev., Staten Island Univ. Hosp. Proj., Ser. B	B2	6.375	07/01/31	980	945,465
Spl. Fac. Rev., American Airlines- JFK Int’l. Arpt., A.M.T.	B(b)	7.125	08/01/11	3,495	3,470,745

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	29

Portfolio of Investments

as of April 30, 2008 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York (cont’d.)
Spl. Fac. Rev., American Airlines- JFK Int’l. Arpt., A.M.T.	B(b)	7.75%	08/01/31	$2,000	$1,951,740
New York Liberty Dev. Corp. Rev., National Sports Museum Proj. A	NR	6.125	02/15/19	1,250	1,200,338
NY ST Dorm. Auth., Orange Reg.–Med. Ctr.	Ba1	6.25	12/01/37	1,500	1,497,885

					11,792,633

North Carolina 0.4%
North Carolina Eastern Mun. Pwr. Agcy. Pwr. Sys. Rev., Rfdg., Ser. D	Baa1	5.125	01/01/26	2,000	1,960,020

North Dakota 0.4%
Ward Cnty. Hlthcare. Facs. Rev., Rfdg. Trinity Oblig., Group B	BBB+(b)	6.25	07/01/21	2,000	2,020,180

Ohio 1.8%
Buckeye Tob. Settlement Fin. Auth. Asset Bkd. Sr. Turbo, Ser. A-2	Baa3	5.875	06/01/47	1,000	881,210
Ser. A-2	Baa3	6.50	06/01/47	2,500	2,430,850
Cuyahoga Cnty. Hosp. Facs. Rev., Canton, Inc. Proj.	Baa2	7.50	01/01/30	3,000	3,220,050
Ohio St. Wtr. Dev. Auth. Solid Wste. Disp. Rev., Wste. Mgmt. Proj., A.M.T. (Mandatory put date 7/1/09)	BBB(b)	4.50	07/01/21	1,000	995,000
Richland Cnty. Ohio Hosp. Facs. Rev., Medcentral Hlth. Sys., Unref. balanced, Ser. A,	A-(b)	6.125	11/15/16	335	349,197
Medcentral Hlth. Ser. A (Prerefunded 11/15/10)(e)	A-(b)	6.125	11/15/16	665	727,045

					8,603,352

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Oklahoma 1.2%
Chickasaw Nation Okla. Health Sys.	NR	6.25%	12/01/32	$1,340	$1,329,937
Norman Regional Hospital Authority Rev.	BBB(b)	5.375	09/01/36	2,000	1,933,520
Oklahoma Hsg. Fin. Agcy. Sngl. Fam. Rev., Mtge. Homeownership Ln. Prog. Ser. B, A.M.T., G.N.M.A., F.N.M.A.	Aaa	4.875	09/01/33	2,130	2,169,980

					5,433,437

Pennsylvania 4.9%
Allegheny Cnty. Hosp. Dev. Auth. Rev., Hlth. Sys., Ser. B (Prerefunded 11/15/10)(e)	Ba3	9.25	11/15/15	915	1,055,077
Ohio Valley Gen. Hosp. Proj., Ser. A	Baa2	5.125	04/01/35	1,335	1,152,866
Cumberland Cnty. Mun. Auth. Ret. Cmnty. Rev., Wesley Affiliated Ser. A (Prerefunded 1/1/13)(e)	NR	7.25	01/01/35	2,890	3,422,829
Ser. A (Prerefunded 1/1/13)(e)	NR	7.25	01/01/35	1,110	1,311,987
Fulton Cnty. Indl. Dev. Auth. Hosp. Rev., Med. Ctr. Proj.	NR	5.90	07/01/40	1,000	891,940
Lancaster Cnty. Hosp. Auth. Rev., Gen. Hosp. Proj. Woods Sch. (Prerefunded 9/15/13)(e)	NR	5.50	03/15/26	780	858,445
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rfdg., Colver Proj., Ser F, A.M.B.A.C., A.M.T.	Aaa	4.625	12/01/18	1,500	1,434,405

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	31

Portfolio of Investments

as of April 30, 2008 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pennsylvania (cont’d.)
Philadelphia Hosp. & Higher Ed. Facs. Auth. Rev., Grad. Hlth. Sys. (cost $915,255; purchased 1/22/98)(c)(i)(k)	Ca	7.00%	07/01/10	$908	$9
Grad. Hlth. Sys. (cost $1,251,405; purchased 1/22/98)(c)(i)(k)	NR	7.25	07/01/18	1,251	13
Grad. Hlth. Sys., Ser. A (cost $1,039,576; purchased 1/21/98)(c)(i)(k)	NR	6.25	07/01/13	1,108	11
Temple Univ. Hlth. Sys. Rfdg. Ser. B	Baa3	5.50	07/01/26	3,000	2,873,490
Philadelphia PA Auth. For Indl. Dev. Revs., Please Touch Museum Proj.	BBB-(b)	5.25	09/01/31	1,500	1,389,675
Somerset Cnty. Hosp. Auth. Rev., GF Somers Hlthcare. First Mtge.(d)(i)	NR	8.40	06/01/09	1,095	813,038
GF Somers Hlthcare. First Mtge.(d)(i)	NR	8.50	06/01/24	8,805	6,251,989
Susquehanna Area Regional Arpt. Auth.	Baa3	6.50	01/01/38	1,500	1,498,845

					22,954,619

Puerto Rico 3.2%
Puerto Rico Comwlth. Govt. Dev. Bank, Sr. Notes, Ser. B	Baa3	5.00	12/01/15	2,715	2,754,938
Ser. C, A.M.T.	Baa3	5.25	01/01/15	3,000	3,142,290
Puerto Rico Comwlth. Hwy. & Transn. Auth. Hwy. Rev., Ser. CC	Baa2	5.50	07/01/28	2,500	2,558,175

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Puerto Rico (cont’d.)
Puerto Rico Comwlth., Rfdg. Pub. Impt., G.O., Ser. B	Baa3	5.00%	07/01/35	$1,910	$1,796,470
Puerto Rico Elec. Pwr. Auth. Pwr. Rev., Ser. TT	A3	5.00	07/01/22	1,000	1,004,310
Ser. TT	A3	5.00	07/01/32	1,250	1,209,063
Puerto Rico Pub. Bldg. Auth. Rev., Gtd. Rfdg. Govt. Facs., Ser. M	Baa3	6.00	07/01/20	2,500	2,691,350

					15,156,596

South Carolina 0.1%
South Carolina Jobs Econ. Dev. Auth. Hosp. Facs. Rev., Rfdg. Palmetto Hlth., Ser. C (Prerefunded 8/1/13)(e)	Baa1	6.875	08/01/27	540	634,732

Tennessee 8.8%
Bradley Cnty. Ind. Dev. Brd. Rev., Rfdg. Olin Corp. Proj., Ser. C	Ba1	6.625	11/01/17	2,000	2,060,640
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev., Rfdg. First Mtge., Mountain States Hlth., Ser. A, M.B.I.A., E.T.M.(e)	Aaa	6.75	07/01/17	2,000	2,474,940
Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd. Hosp. Facs. Rev., Covenant Health, Ser. A, C.A.B.S.	A-(b)	5.01(n)	01/01/35	1,000	197,820
Univ. Health Sys., Inc.	BBB+(b)	5.25	04/01/27	3,000	2,811,810
Memphis Ctr. City Rev., Fin. Corp., Red Birds, Ser. B(i)	NR	6.50	09/01/28	26,000	22,619,999
Rutherford Cnty. Hlth. & Edl. Facs. Brd., First Mtge. Rev., Group Homes, Inc.	NR	9.50	12/01/19	5,100	5,106,528

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	33

Portfolio of Investments

as of April 30, 2008 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Tennessee (cont’d.)
Shelby Cnty. Hlth. Edl. & Hsg. Fac. Brd. Hosp. Rev., Methodist Hlthcare., (Prerefunded 9/1/12)(e)	NR	6.50%	09/01/26	$2,195	$2,510,839
Methodist Hlthcare., (Prerefunded 9/1/12)(e)	AAA(b)	6.50	09/01/26	1,305	1,492,776
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	Aa3	5.00	02/01/18	2,000	1,973,440

					41,248,792

Texas 8.3%
Alliance Arpt. Auth., Inc. Tex. Spl. Facs. Rev., American Airlines, Inc. Proj., A.M.T.	CCC+(b)	5.75	12/01/29	2,500	1,556,650
Austin Covention Enterprises Inc., Convention Ctr., Rfdg. Second Tier, Ser. B	Ba2	5.75	01/01/24	1,000	914,930
Brazos River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. D (Mandatory put date 10/1/14)	Caa1	5.40	10/01/29	1,000	884,670
TXU Energy Co. LLC, A.M.T.	Caa1	5.40	05/01/29	2,000	1,489,780
Dallas Fort Worth Int’l. Arpt. Fac. Impvt. Corp. Rev., American Airlines, Inc., Rfdg., A.M.T.	CCC+(b)	5.50	11/01/30	2,000	1,190,540
American Airlines, Inc., A.M.T.	Caa1	6.375	05/01/35	3,000	1,972,830
American Airlines, Inc., Ser. A, A.M.T. (Mandatory put date 5/1/08)	Caa1	8.50	05/01/29	2,000	1,999,920

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Texas (cont’d.)
Decatur Hosp. Auth. Rev., Wise Reg. Hlth. Sys., Ser. A	NR	7.125%	09/01/34	$3,000	$3,067,680
Houston Hlth. Facs. Dev. Corp. Ret. Fac. Rev., Buckingham Sr. Living Cmnty., Ser. A (Prerefunded 2/15/14)(e)	AAA(b)	7.125	02/15/34	1,250	1,513,763
Katy Dev. Auth. Rev., Tax Increment Contract, Ser. B	NR	6.00	06/01/18	4,000	4,023,520
Kerrville Hlth. Facs. Dev. Corp. Hosp. Rev., Sid Peterson Mem. Hosp. Proj.	BBB-(b)	5.375	08/15/35	4,050	3,651,723
Matagorda Cnty. Nav. Dist. No. 1, Pollution Ctl. Rev., Rfdg. Bnds. (AEP Texas Proj.), Ser. B, Remarketed, A.M.B.A.C., A.M.T.	Aaa	4.55	05/01/30	2,000	1,791,200
Mission Econ. Dev. Corp., A.M.T.	B2	5.20	04/01/18	1,000	879,600
North Tex Twy. Auth. Rev.	A2	5.75	01/01/40	3,500	3,583,090
Sabine River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. B	Caa1	6.15	08/01/22	1,000	853,270
San Leanna Ed. Facs. Corp. Higher Ed. Rev. Rfdg., Saint Edwards Univ. Proj.	Baa2	4.75	06/01/32	2,750	2,439,498
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp. Retirement Fac. C.C. Young Mem. Home Proj.	NR	5.75	02/15/25	1,150	1,037,519
Texas Mun. Gas Acquisition & Supply Corp. I Gas Supply Rev., Sr. Lien, Ser. A	A1	5.25	12/15/26	3,900	3,562,065

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	35

Portfolio of Investments

as of April 30, 2008 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Texas (cont’d.)
Texas Mun. Pwr. Agcy. Rev., M.B.I.A., E.T.M., C.A.B.S.(e)	Aaa	5.833(n)	09/01/15	$50	$37,889
Texas St. Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev., Ed. Cosmos Fndtn., Ser. A	NR	5.375%	02/15/37	1,000	777,500
Ed. Idea Pub. Sch. Proj., Ser. A, A.C.A.	BBB-(b)	5.00	08/15/30	2,000	1,671,800

					38,899,437

Virginia 3.3%
Chesapeake Hosp. Auth. Fac. Rev., Rfdg. Chesapeake Gen. Hosp., Ser. A	A3	5.25	07/01/17	3,445	3,578,080
Chesterfield Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev., Virginia Elec. & Pwr., Ser. A	Baa1	5.875	06/01/17	2,000	2,118,840
Gloucester Cnty. Ind. Dev. Auth. Solid Wste. Disp. Rev., Wste. Mgmt. Svcs., Ser. A, A.M.T. (Mandatory put date 5/1/14)	BBB(b)	5.125	09/01/38	2,700	2,711,745
Norfolk Redev. & Hsg. Auth. Multi-Fam. Rental Hsg. Fac. Rev., Sussex Apts., A.M.T.	NR	8.00	09/01/26	5,455	5,528,970
Sussex Cnty. Ind. Dev. Auth. Solid Wste. Disp. Rev., Atlantic Wste., Ser. A, A.M.T. (Mandatory put date 5/1/14)	BBB(b)	5.125	06/01/28	1,600	1,606,960

					15,544,595

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Washington 1.5%
Bellevue Conv. Ctr. Auth., King City, Spec. Oblig. Rev., M.B.I.A., C.A.B.S.	Aaa	7.146(n)	02/01/10	$870	$828,901
Skagit Cnty. Pub. Hosp. Dist. No. 001 Rev., Skagit Valley Hosp.	Baa2	5.375%	12/01/22	1,190	1,161,749
Skagit Valley Hosp.	Baa2	5.50	12/01/30	1,250	1,174,638
Skagit Valley Hosp.	Baa2	5.75	12/01/32	1,000	956,880
Tobacco Settlement Fin. Corp. Auth. Tobacco Settlement Rev., Asset Bkd.	Baa3	6.50	06/01/26	2,400	2,445,456
Washington St. Pub. Pwr. Sup. Sys. Rev., Nuclear Proj. No. 1, Ser. B, E.T.M.(e)	Aaa	7.25	07/01/09	385	397,147

					6,964,771

West Virginia 1.7%
West Virginia St. Hosp. Fin. Auth. Hosp. Rev., Oak Hill Hosp., Ser. B. (Prerefunded 9/1/10)(e)	A2	6.75	09/01/30	7,000	7,730,519

Wisconsin 1.3%
Badger Tobacco Asset Secur. Corp., Rev. Asset Bkd.	Baa3	6.125	06/01/27	2,535	2,537,991
Milwaukee Redev. Auth. Redev. Rev. Science Ed. Consortium Proj., Ser. A	BBB-(b)	5.75	08/01/35	1,500	1,405,980
Wisconsin Hlth. & Edl. Facs. Auth. Rev., Beaver Dam Cmnty. Hosp., Inc., Ser. A	NR	6.75	08/15/34	1,250	1,271,563

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	37

Portfolio of Investments

as of April 30, 2008 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Wisconsin (cont’d.)
Eastcastle Place, Inc. Proj.	NR	6.125%	12/01/34	$1,000	$921,460

					6,136,994

Total long-term investments (cost $479,141,131)					461,589,553

SHORT-TERM INVESTMENTS 1.5%

California 1.0%
California Hsg. Fin. Auth., F.S.A. A.M.T., F.R.D.D.(g)	VMIG1	2.88	05/01/08	250	250,000
California St. Mun. Secs. Tr. Rcpts.- Sga 135, G.O., A.M.B.A.C., F.R.D.D.(g)	A-1+(b)	3.00	05/01/08	4,660	4,660,000

					4,910,000

Indiana 0.1%
Indiana Trans. Fin. Auth., Hwy. Rev., F.R.D.D.(g)	A-1+(b)	2.65	05/01/08	500	500,000

Tennessee 0.1%
Sevier Cnty. Pub. Bldg. Auth., F.S.A., F.R.D.D.(g)	VMIG1	2.72	05/01/08	300	300,000

Texas 0.3%
Keller Indpt. School Dist., F.R.D.D.(g)	A-1+(b)	2.65	05/01/08	1,300	1,300,000

Total short-term investments (cost $7,010,000)					7,010,000

Total Investments 100.1% (cost $486,151,132; Note 5)(l)					468,599,553
Liabilities in excess of other assets(m)(o) (0.1)%					(507,989)

Net Assets 100.0%					$468,091,564

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

*	The Series’ current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
†	The ratings reflected are as of April 30, 2008. Ratings of certain bonds may have changed subsequent to that date.
(a)	The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A.C.A.—ACA Financial Guaranty Corporation.

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.H.L.M.C.—Federal Home Loan Mortgage Corporation.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate Daily Demand Note.

F.S.A.—Financial Security Assurance.

G.N.M.A.—Government National Mortgage Association.

G.O.—General Obligation.

I.D.B.—Industrial Development Bond.

M.B.I.A.—Municipal Bond Investors Assurance Company.

NR—Not Rated by Moody’s or Standard & Poor’s.

P.C.R.—Pollution Control Revenue.

R.I.B.S.—Residual Interest Bearing Securities.

S.A.V.R.S.—Select Auction Variable Rate Securities.

(b)	Standard & Poor’s rating.
(c)	Represents issuer in default of interest payments; non-income producing security.
(d)	Represents issuer in default of interest payments; stated interest rate does not reflect the current yield.
(e)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash and/or U.S. guaranteed obligations.
(f)	All or partial principal amount segregated as initial margin on financial futures contracts.
(g)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2008.
(h)	Represents all or partial amount utilized in the Municipal Tender Option Bond transactions. The aggregated principal amount of the inverse floater and the floating rate note (included in liabilities) is $5,000,000 and $5,000,000, respectively.
(i)	Indicates a security that has been deemed illiquid.
(j)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate as of April 30, 2008.
(k)	Indicates a security restricted to resale. The aggregate cost of such securities is $3,206,236. The aggregate value of $33 is approximately 0.0% of net assets.
(l)	As of April 30, 2008, 1 security representing $22,619,999 and 4.8% of the net assets was fair valued in accordance with the policies adopted by the Board of Directors.
(m)	Includes $5,000,000 payable for the floating rate note issued.
(n)	Represents a zero coupon or step bond. Rate shown reflects the effective yield at the time of purchase.

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	39

Portfolio of Investments

as of April 30, 2008 continued

(o)	Liabilities in excess of other assets include net unrealized depreciation on financial futures as follows:

Open futures contracts outstanding at April 30, 2008:

Number of Contracts	Type	Expiration Date	Value at April 30, 2008	Value at Trade Date	Unrealized Depreciation
	Long Positions:
26	U.S. Treasury 2 Yr. Notes	Jun. 08	$5,529,874	$5,548,620	$(18,746)
40	U.S. Treasury 5 Yr. Notes	Jun. 08	4,479,375	4,482,619	(3,244)
53	U.S. Treasury 10 Yr. Notes	Jun. 08	6,138,062	6,175,400	(37,338)
49	U.S. Long Bond	Jun. 08	5,727,641	5,790,685	(63,044)

					$(122,372)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of April 30, 2008 was as follows:

Healthcare	31.1%
Corporate Backed I.D.B. & P.C.R.	14.7
Special Tax/Assessment District	13.7
Other	12.4
Education	5.5
General Obligation	4.8
Transportation	4.4
Tobacco	3.3
Power	3.1
Lease Backed Certificate of Participation	2.6
Housing	2.5
Short-Term Investments	1.5
Solid Waste/Resource Recovery	0.3
Water & Sewer	0.2

Total Investments	100.1
Liabilities in excess of other assets	(0.1)

Net Assets	100.0%

Industry Classification is subject to change.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Financial Statements

APRIL 30, 2008	ANNUAL REPORT

Dryden Municipal Bond Fund

High Income Series

Statement of Assets and Liabilities

as of April 30, 2008

Assets
Unaffiliated investments, at value (cost $486,151,132)	$468,599,553
Cash	40,556
Interest receivable	8,232,785
Receivable for Series shares sold	858,987
Due from broker-variation margin	84,547
Prepaid expenses	2,852

Total assets	477,819,280

Liabilities
Payable for floating rate notes issued	5,000,000
Payable for investments purchased	2,974,380
Dividends payable	650,193
Payable for Series shares reacquired	405,045
Accrued expenses	207,850
Management fee payable	190,333
Interest expense and fees payable	152,339
Distribution fee payable	112,678
Transfer agent fee payable	20,546
Deferred trustees’ fees	14,352

Total liabilities	9,727,716

Net Assets	$468,091,564

Net assets were comprised of:
Shares of beneficial interest, at par	$476,840
Paid-in capital in excess of par	530,159,958

530,636,798
Undistributed net investment income	2,126,816
Accumulated net realized loss on investments	(46,998,099)
Net unrealized depreciation on investments	(17,673,951)

Net assets, April 30, 2008	$468,091,564

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($388,837,519 ÷ 39,613,793 shares of beneficial interest issued and outstanding)	$9.82
Maximum sales charge (4% of offering price)	.41

Maximum offering price to public	$10.23

Class B
Net asset value, offering price and redemption price per share ($42,119,470 ÷ 4,287,534 shares of beneficial interest issued and outstanding)	$9.82

Class C
Net asset value, offering price and redemption price per share ($27,097,084 ÷ 2,759,336 shares of beneficial interest issued and outstanding)	$9.82

Class Z
Net asset value, offering price and redemption price per share ($10,037,491 ÷ 1,023,339 shares of beneficial interest issued and outstanding)	$9.81

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	43

Statement of Operations

Year Ended April 30, 2008

Net Investment Income
Income
Unaffiliated interest	$29,155,273

Expenses
Management fee	2,500,945
Distribution fee—Class A	1,030,954
Distribution fee—Class B	251,340
Distribution fee—Class C	212,109
Transfer agent’s fees and expenses (including affiliated expense of $132,900)	224,000
Interest expense and fees	152,339
Custodian’s fees and expenses	96,000
Registration fees	40,000
Audit fee	29,000
Legal fees and expenses	25,000
Reports to shareholders	20,000
Trustees’ fees	20,000
Insurance	12,000
Miscellaneous	1,233

Total expenses	4,614,920
Less: Custodian fee credit (Note 1)	(566)

Net expenses	4,614,354

Net investment income	24,540,919

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(476,446)
Financial futures transactions	74,167
Interest rate swap	309,000

(93,279)

Net change in unrealized appreciation (depreciation) on:
Investments	(35,376,048)
Financial futures contracts	(104,231)
Interest rate swap	(9,067)

(35,489,346)

Net loss on investments	(35,582,625)

Net Decrease In Net Assets Resulting From Operations	$(11,041,706)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended April 30,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$24,540,919	$27,652,809
Net realized gain (loss) on investments	(93,279)	7,378,251
Net change in unrealized appreciation (depreciation) on investments	(35,489,346)	2,506,611

Net increase (decrease) in net assets resulting from operations	(11,041,706)	37,537,671

Dividends from net investment income (Note 1)
Class A	(20,030,582)	(21,570,038)
Class B	(2,310,157)	(3,174,686)
Class C	(1,231,816)	(1,221,320)
Class Z	(473,249)	(469,819)

	(24,045,804)	(26,435,863)

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	35,741,799	32,293,361
Net asset value of shares issued in reinvestment of dividends	13,250,524	14,073,450
Cost of shares reacquired	(88,976,896)	(86,426,740)

Net decrease in net assets from Series share transactions	(39,984,573)	(40,059,929)

Total decrease	(75,072,083)	(28,958,121)

Net Assets
Beginning of year	543,163,647	572,121,768

End of year(a)	$468,091,564	$543,163,647

(a) Includes undistributed net investment income of:	$2,126,816	$1,866,802

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	45

Portfolio of Investments

as of April 30, 2008

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 98.8%

California 8.7%
California Hlth. Facs. Fin., Auth. Rev., Cedar-Sinai Med. Ctr.	A2	5.00%	11/15/21	$1,000	$1,014,400
California St., Dept. Wtr. Res. Rev., Central VY Proj. Ser. AE	Aa2	5.00	12/01/28	4,000	4,160,560
California St., G.O., M.B.I.A.	Aaa	5.25	2/01/27	3,900	3,996,798
Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev., Asset Bkd., Ser. B, C.A.B.S., A.M.B.A.C. (Converts to 4.60% on 6/01/10)	Aaa	4.60(f)	6/01/23	1,500	1,267,530
San Joaquin Hills Trans. Corridor Agcy. Toll Rd. Rev., Ser. A, C.A.B.S., M.B.I.A	Aaa	5.661(f)	1/15/36	10,000	1,876,800
University of CA Rev., Unrefunded Bal.-UCLA Med., Ctr., Ser. A, A.M.B.A.C.	Aaa	5.25	5/15/30	850	875,364
University of CA Rev., UCLA Med. Ctr., Ser. A, A.M.B.A.C. (Prerefunded Date 5/15/12)(c)	Aaa	5.25	5/15/30	2,150	2,359,023
Vernon.Nat. Gas. Fing. Auth. Rev., Proj. Sub. Ser. A-3, M.B.I.A. (Mandatory put date 8/3/09)	Aaa	5.00	8/01/21	1,000	1,000,150

					16,550,625

Colorado 4.2%
Colorado Health. Facs. Auth. Rev., RMK Poudre Valley, Co. Hosp. Ser. A, F.S.A.	Aaa	5.20	3/01/31	2,000	2,033,040
Denver City & Cnty. Arpt. Rev., Ser. A, F.G.I.C.	A1	5.00	11/15/25	3,500	3,471,685
Ser. B, A.M.T., F.G.I.C.	A1	5.00	11/15/15	2,500	2,527,475

					8,032,200

See Notes to Financial Statements.

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Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

District of Columbia 4.4%
Dist. of Columbia Rev., George Washington Univ., Ser. A, M.B.I.A.	Aaa	5.125%	9/15/31	$2,000	$2,017,120
Dist. of Columbia, G.O., Ser. A, E.T.M., M.B.I.A.(c)(d)	Aaa	6.50	6/01/10	2,905	3,145,244
Ser. A, M.B.I.A.(d)	Aaa	6.50	6/01/10	3,095	3,336,689

					8,499,053

Florida 3.5%
Jacksonville Economic Dev. Commn. Hlth. Care Facs. Rev., Mayo Clinic	Aa2	5.00	11/15/36	1,500	1,503,900
Miami Dade Cnty. Aviation Rev., Miami Intl. Arpt., Ser. C, A.M.T., F.S.A.	Aaa	5.25	10/01/26	2,000	2,002,860
Polk Cnty. Sch. Dist., Sales Tax Rev., F.S.A.	Aaa	5.25	10/01/17	1,580	1,730,084
Sales Tax Rev., F.S.A.	Aaa	5.25	10/01/18	1,325	1,437,413

					6,674,257

Georgia 4.0%
Atlanta. Arpt. Facs. Rev., Ser. A, A.M.B.A.C., E.T.M.(c)	Aaa	6.50	1/01/10	2,000	2,132,980
Georgia St. Rd & Twy. Auth. Rev., Fed. Hwy. Grant. Antic Bds, Ser. A	Aaa	5.00	6/01/18	2,000	2,182,460
Newnan Hosp. Auth. Rev., M.B.I.A.	Aaa	5.50	1/01/21	3,185	3,323,038

					7,638,478

Hawaii 4.3%
Hawaii Dept. Budget & Fin., Hawaiian Elec. Co. Projs., Rev., Ser. C, A.M.B.A.C., A.M.T.	Aaa	6.20	11/01/29	8,000	8,138,239

Idaho 2.8%
Idaho Hsg. & Fin. Assn., Fed. Hwy. Tr., M.B.I.A.	Aaa	5.00	7/15/21	5,000	5,269,650

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	47

Portfolio of Investments

as of April 30, 2008 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Illinois 11.5%
Chicago Midway Arpt. Rev., Ser. B, M.B.I.A., A.M.T.	Aaa	5.75%	1/01/22	$5,000	$5,017,450
Chicago O’Hare Int’l Arpt. Rev., Pass. Facs. Chrg., Ser. A, M.B.I.A.	Aaa	5.25	1/01/26	4,000	4,060,240
Ser. B, F.G.I.C.	A1	5.25	1/01/15	1,000	1,068,860
Illinois St., Toll Hwy. Auth. Toll Hwy. Rev., Ser.A-1, F.S.A.	Aaa	5.00	1/01/24	5,000	5,182,850
Illinois St., G.O., F.S.A.	Aaa	5.25	4/01/22	2,500	2,623,350
Metro. Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick, Ser. A., C.A.B.S., M.B.I.A.	Aaa	5.908(f)	12/15/34	10,000	2,439,200
Ser. A., C.A.B.S., M.B.I.A.	Aaa	5.925(f)	12/15/37	7,500	1,584,375

					21,976,325

Indiana 1.2%
Indianapolis Local Pub. Impt. Bd. Bk., Rev., Indianapolis Airport Auth., A.M.T., A.M.B.A.C.	Aaa	5.00	1/01/36	2,500	2,316,500

Louisiana 0.8%
New Orleans, G.O., Rfdg., M.B.I.A.	Aaa	5.25	12/01/22	1,540	1,579,624

Massachusetts 4.5%
Massachusetts Bay Tran. Auth. Sales Tax Rev., Ser. B, M.B.I.A.	Aaa	5.50	7/01/27	1,325	1,501,238
Massachusetts St. Rfdg., Ser. B, F.S.A.	Aaa	5.25	9/01/24	3,000	3,316,920
Massachusetts St., Cons. Ln., Ser. C, F.S.A.	Aaa	5.00	8/01/19	2,000	2,170,680
Massachusetts St., Fltg. Cons. Ln., Ser. A, F.G.I.C.	Aa2	2.74(e)	5/01/37	2,000	1,625,000

					8,613,838

See Notes to Financial Statements.

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Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Michigan 3.2%
Detroit Wtr. Sup. Sys. Rev., Ser. B, M.B.I.A. (Prerefunded date 7/01/13)(c)	Aaa	5.25%	7/01/32	$5,500	$6,066,115

New Jersey 4.4%
Jersey City Swr. Auth., Rev., A.M.B.A.C.	Aaa	6.00	1/01/10	2,585	2,731,492
A.M.B.A.C.	Aaa	6.25	1/01/14	4,255	4,667,054
New Jersey St. Tpke. Auth. Rev., Growth & Inc. Secs., Ser. B, A.M.B.A.C., C.A.B.S. (Converts to 5.15% on 1/01/15)	Aaa	5.204(f)	1/01/35	1,500	1,078,485

					8,477,031

New York 9.3%
Erie Cnty. Ind. Dev. Agcy. Sch. Facs. Rev., City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/21	2,750	2,969,643
Islip Res. Rec. Agy. Rev., Ser. B, A.M.B.A.C., A.M.T.	Aaa	7.20	7/01/10	1,750	1,873,970
Metro. Trans. Auth. N.Y. Svc. Contract, Rfdg. Rev., Ser. B, M.B.I.A.	Aaa	5.50	7/01/23	7,285	7,717,582
Ser. B, M.B.I.A.	Aaa	5.50	7/01/19	5,000	5,318,650

					17,879,845

North Carolina 0.5%
Iredel Cnty. Ctfs. Partn., Sch. Proj.,	Aaa	5.125	6/01/27	1,000	1,037,940

Oklahoma 2.3%
Oklahoma City Arpt. Trust, Jr. Lien Rev., Ser. 24, A.M.B.A.C., A.M.T.	Aaa	5.75	2/01/18	2,620	2,621,284
Ser. 29B, Rfdg., A.M.B.A.C.	Aaa	5.00	7/01/21	1,690	1,743,201

					4,364,485

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	49

Portfolio of Investments

as of April 30, 2008 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pennsylvania 5.9%
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev., Colver Proj., Ser. F, Rfdg., A.M.B.A.C., A.M.T.	Aaa	5.00%	12/01/15	$2,500	$2,552,725
Colver Proj., Ser. F, Rfdg., A.M.B.A.C., A.M.T.	Aaa	4.625	12/01/18	1,250	1,195,338
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev., A.M.B.A.C.	Aaa	5.50	7/01/17	5,000	5,408,600
Philadelphia Wtr. & Swr. Rev., Wtr. Util. Impvt., Ser. A, F.S.A.	Aaa	5.25	7/01/20	2,000	2,139,580

					11,296,243

South Carolina 4.0%
Lexington Wtr. & Swr., Rev., Ser. A, M.B.I.A.	Aaa	5.75	4/01/20	4,180	4,398,489
South Carolina St. Pub. Svc. Auth. Rev., Ser. A, A.M.B.A.C.	Aaa	5.00	1/01/21	3,000	3,159,330

					7,557,819

Tennessee 1.0%
Met. Gov’t Nashville & Davidson Cnty. H&E. Facs. Brd. Rev., Rfdg. Vanderbilt Univ. Ser. A	Aa2	5.00	10/01/18	1,750	1,911,910

Texas 9.0%
Corpus Christi Util., Sys. Rev., Ser. A, F.S.A.
(Prerefunded Date 7/15/10)(c)	Aaa	6.00	7/15/19	3,255	3,503,161
(Prerefunded Date 7/15/10)(c)	Aaa	6.00	7/15/20	3,450	3,713,028
Houston Arpt. Sys. Rev., E.T.M.(c)	Aaa	7.20	7/01/13	2,455	2,736,736
Houston Higher Ed. Fin. Corp., Ed. Rev., Rice Univ. Proj., Ser. B	Aaa	4.75	11/15/33	2,000	2,001,480
Northside Indpt. Sch. Dist., Rfdg., Ser. D, G.O., P.S.F.G.	Aaa	5.00	6/15/28	5,150	5,284,570

					17,238,975

See Notes to Financial Statements.

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Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Utah 1.1%
Intermountain Pwr. Agy. Pwr. Supply Rev., Ser. A, A.M.B.A.C.	Aaa	5.00%	7/01/17	$2,000	$2,143,420

Washington 7.7%
Clark Cnty. Sch. Dist. No. 114, Evergreen, G.O., F.S.A.	Aaa	5.25	12/01/18	3,800	4,015,422
Port Seattle Rev., Rfdg. Interm. Lien, X.L.C.A.	Aa3	5.00	2/01/28	3,000	3,007,410
Snohomish Cnty. Ltd. Tax, G.O., M.B.I.A.	Aaa	5.375	12/01/19	2,000	2,109,420
Washington St. Health Care Facs. Auth. Rev., Providence Healthcare, Ser. A, F.G.I.C. (Prerefunded Date 10/01/16)(c)	Aaa	5.00	10/01/36	85	94,063
Unrefunded Bal., Ser. A, F.G.I.C	Aa2	5.00	10/01/36	2,915	2,914,883
Washington St. Hsg. Fin. Comn. Rev., Sngl. Fam. Pg., Ser. 2A, A.M.T., G.N.M.A./F.N.M.A.	Aaa	5.375	12/01/18	2,505	2,524,890

					14,666,088

West Virginia 0.5%
West Virginia St. Wtr. Dev. Auth. Rev., Ser. B, A.M.B.A.C., A.M.T.	Aaa	5.875	7/01/20	1,015	1,039,248

Total long-term investments (cost $185,984,716)					188,967,908

SHORT-TERM INVESTMENTS 0.9%

California 0.8%
California Hsg. Fin. Agy. Rev., Var. Amt. Home Mtg., Ser. U, F.S.A., A.M.T., F.R.D.D.	VMIG1	2.88(e)	5/01/08	150	150,000
California St., Mun. Secs. Tr. Rcpts.-SGA 135, G.O., A.M.B.A.C., F.R.D.D.	A-1+(b)	3.00(e)	5/01/08	1,450	1,450,000

					1,600,000

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	51

Portfolio of Investments

as of April 30, 2008 continued

Description (a)	Moody’s Rating*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Tennessee 0.1%
Sevier Cnty. Pub. Bldg. Auth. Adj. Loc. Govt. Pub. Impt., Ser. IV-B-12, F.S.A., F.R.D.D.	VMIG1	2.72%(e)	5/01/08	$100	$100,000

Total short-term investments (cost $1,700,000)					1,700,000

Total Investments 99.7% (cost $187,684,716; Note 5)					190,667,908
Other assets in excess of liabilities(g) 0.3%					580,668

Net Assets 100.0%					$191,248,576

*	The Series’ current Statement Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
†	The ratings reflected are as of April 30, 2008. Ratings of certain bonds may have changed subsequent to that date.
(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate Daily Demand Note(e).

F.S.A.—Financial Security Assurance.

G.N.M.A.—Government National Mortgage Association.

G.O.—General Obligation.

I.D.B.—Industrial Development Bond.

M.B.I.A.—Municipal Bond Investors Assurance Company.

P.C.R.—Pollution Control Revenue.

P.S.F.G.—Permanent School Fund Guaranty.

X.L.C.A.—XL Capital Assurance.

(b)	Standard & Poor’s rating.
(c)	All or partial escrowed to maturity and pre-refunded securities are secured by escrowed cash and/or U.S. government guaranteed obligations.
(d)	All or partial amount segregated as initial margin on financial futures contracts.
(e)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2008.
(f)	Represents a zero coupon or step bond. Rate shown reflects the effective yield at the time of purchase.
(g)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on financial futures as follows:

See Notes to Financial Statements.

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Open futures contracts outstanding at April 30, 2008:

Number of Contracts	Type	Expiration Date	Value at April 30, 2008	Value at Trade Date	Unrealized Appreciation/ (Depreciation)
	Long Positions:
28	U.S. Treasury 30 Yr. Bond	June 08	$3,272,938	$3,311,646	$(38,708)
64	U.S. Treasury 10 Yr. Notes	June 08	7,412,000	7,359,018	52,982

	Short Positions:
29	U.S. Treasury 2 Yr. Notes	June 08	6,167,937	6,242,214	74,277

					$88,551

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2008 was as follows:

Transportation	32.0%
General Obligation	17.4
Water & Sewer	17.0
Healthcare	7.4
Special Tax/Assessment District	4.5
Corporate Backed IDB & PCR	4.3
Power	3.3
Education	3.1
Solid Waste/Resource Recovery	2.9
Pooled Financing	2.8
Lease Backed Certificate of Participation	2.1
Housing	1.3
Short-Term Investments	0.9
Tobacco Appropriated	0.7

Total Investments	99.7
Other assets in excess of liabilities	0.3

Net Assets	100.0%

Industry Classification is subject to change.

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	53

Statement of Assets and Liabilities

as of April 30, 2008

Assets
Unaffiliated investments, at value (cost $187,684,716)	$190,667,908
Cash	62,697
Interest receivable	2,988,199
Receivable for investments sold	2,025,740
Receivable for Series shares sold	150,436
Due from broker-variation margin	37,547
Prepaid expenses	1,127

Total assets	195,933,654

Liabilities
Payable for investments purchased	4,137,560
Dividends payable	201,967
Payable for Series shares reacquired	107,600
Accrued expenses	90,773
Management fee payable	78,786
Distribution fee payable	45,423
Deferred trustees’ fees	12,982
Transfer agent fee payable	9,987

Total liabilities	4,685,078

Net Assets	$191,248,576

Net assets were comprised of:
Shares of beneficial interest, at par	$183,177
Paid-in capital in excess of par	186,412,224

186,595,401
Undistributed net investment income	269,769
Accumulated net realized gain on investments	1,311,663
Net unrealized appreciation on investments	3,071,743

Net assets, April 30, 2008	$191,248,576

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($162,546,286 ÷ 15,572,412 shares of beneficial interest issued and outstanding)	$10.44
Maximum sales charge (4.00% of offering price)	0.44

Maximum offering price to public	$10.88

Class B
Net asset value, offering price and redemption price per share ($20,331,619 ÷ 1,943,885 shares of beneficial interest issued and outstanding)	$10.46

Class C
Net asset value, offering price and redemption price per share ($5,841,567 ÷ 558,739 shares of beneficial interest issued and outstanding)	$10.45

Class Z
Net asset value, offering price and redemption price per share ($2,529,104 ÷ 242,614 shares of beneficial interest issued and outstanding)	$10.42

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	55

Statement of Operations

Year Ended April 30, 2008

Net Investment Income
Income
Unaffiliated interest	$9,563,292

Expenses
Management fee	1,009,811
Distribution fee—Class A	426,299
Distribution fee—Class B	116,981
Distribution fee—Class C	42,348
Transfer agent’s fees and expenses (including affiliated expense of $64,600)	124,000
Custodian’s fees and expenses	62,000
Registration fees	37,000
Audit fee	29,000
Legal fees and expenses	24,000
Reports to shareholders	15,000
Trustees’ fees	15,000
Insurance Expense	5,000
Miscellaneous	3,469

Total expenses	1,909,908
Less: Custodian fee credit (Note 1)	(1,535)

Net expenses	1,908,373

Net investment income	7,654,919

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investment transactions	(42,509)
Financial futures transactions	878,200

835,691

Net change in unrealized appreciation (depreciation) on:
Investments	(6,182,035)
Financial futures contracts	94,303

(6,087,732)

Net loss on investment transactions	(5,252,041)

Net Increase In Net Assets Resulting From Operations	$2,402,878

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended April 30,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$7,654,919	$8,501,246
Net realized gain on investments	835,691	792,351
Net change in unrealized appreciation (depreciation) on investments	(6,087,732)	2,637,590

Net increase in net assets resulting from operations	2,402,878	11,931,187

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(6,458,841)	(7,204,497)
Class B	(827,136)	(944,255)
Class C	(185,844)	(179,669)
Class Z	(96,911)	(112,223)

	(7,568,732)	(8,440,644)

Distributions from net realized gains
Class A	(487,621)	(1,131,737)
Class B	(67,670)	(155,496)
Class C	(17,310)	(31,606)
Class Z	(6,682)	(18,294)

	(579,283)	(1,337,133)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	10,207,366	8,362,252
Net asset value of shares issued in reinvestment of dividends and distributions	5,172,927	6,218,667
Cost of shares reacquired	(35,142,152)	(40,649,767)

Net decrease in net assets from Series share transactions	(19,761,859)	(26,068,848)

Total decrease	(25,506,996)	(23,915,438)

Net Assets
Beginning of year	216,755,572	240,671,010

End of year(a)	$191,248,576	$216,755,572

(a) Includes undistributed net investment income of:	$269,769	$269,768

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	57

Notes to Financial Statements

Dryden Municipal Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and consists of two series: the “High Income Series” and the “Insured Series”. Investment operations for Class A, Class B, Class C and Class Z shares of each Series commenced on January 22, 1990, September 17, 1987, August 1, 1994 and September 16, 1996, respectively.

The investment objectives of the Series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the normal close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked

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price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Dryden Municipal Bond Fund	59

Notes to Financial Statements

continued

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option that is traded in the over-the counter market, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Interest Rate Swap: The Fund may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional amount and

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receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were developed as asset/liability management tools. In more complex swaps, the notional principal may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recorded as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract, if any. The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Inverse Floaters: The Fund invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to market interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis as an adjustment to interest income.

Dryden Municipal Bond Fund	61

Notes to Financial Statements

continued

Net investment income or loss (other than distribution fees, which are charged directly to the respective Class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from the net investment income daily and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid- in capital in excess of par, as appropriate.

Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management (“PIM”). The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the cost of compensation of

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officers for the Fund, occupancy and certain clerical and bookkeeping cost of the Fund. The Fund bears all other costs and expenses.

The management fee paid PI is computed daily and payable monthly at an annual rate of .50 of 1% of the average daily net assets of each series up to $1 billion and .45 of 1% of the average daily net assets of each series in excess of $1 billion. The effective management fee rate was .50 of 1% of the average daily net assets of the High Income and Insured Series for the year ended April 30, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% average daily net assets of the Class A shares and Class C shares, respectively.

PIMS has advised the High Income Series and Insured Series that it received approximately $98,800 and $13,100 for Class A shares, respectively, in front-end sales charges during the year ended April 30, 2008. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the High Income Series and Insured Series that for the year ended April 30, 2008, it received approximately $54,600 ($1,400 Class A; $50,600 Class B; $2,600 Class C) and $36,300 ($34,600 Class B; $1,700 Class C), respectively, in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI, PIM and PIMS are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is

Dryden Municipal Bond Fund	63

Notes to Financial Statements

continued

incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Series did not borrow any amounts pursuant to the SCA during the year ended April 30, 2008.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended April 30, 2008, the Fund incurred approximately $104,000 ($84,600 High Income Series; $19,400 Insured Series) in total networking fees of which approximately $50,800 was paid to First Clearing ($39,900 High Income Series; $10,900 Insured Series). These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended April 30, 2008, were as follows:

Series	Purchases	Sales
High Income	$205,233,499	$250,401,713
Insured	$26,840,340	$45,004,450

Note 5. Distributions and Tax Information

In order to present undistributed net investment income, accumulated net realized gain or loss on investments and financial futures transactions, net unrealized

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appreciation (depreciation) on investments and financial futures contracts and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income, accumulated net realized gain or loss on investments and financial futures transactions and net unrealized appreciation (depreciation) on investments and financial futures contracts.

For the year ended April 30, 2008, the adjustments were as follows:

Series	Paid in Capital in Excess of Par	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Unrealized Appreciation (Depreciation)
High Income	$(5,872,771)	$(235,101)	$6,165,354	$(57,482)
Insured	—	(86,186)	86,186	—

For High Income Series, these adjustments were primarily due to the difference between financial and tax reporting with respect to accretion of market discount, expiration of capital loss carryforward, differences in accounting treatment between book and tax relating to municipal tender option bond transactions and other book to tax differences. For Insured Series, these adjustments were primarily due to the difference between financial and tax purposes with respect to accretion of market discount. Net investment income, net realized gains or losses and net assets were not affected by this change.

The tax character of total dividends and distributions paid for the most recent two fiscal years are as follows:

	High Income Series	Insured Series
April 30, 2008
Tax-Exempt Income	$23,963,657	$7,568,732
Ordinary Income	82,147	—
Long-Term Capital Gains	—	579,283

Total Dividends and Distributions	$24,045,804	$8,148,015

April 30, 2007
Tax-Exempt Income	$26,260,911	$8,409,305
Ordinary Income	174,952	31,339
Long-Term Capital Gains	—	1,337,133

Total Dividends and Distributions	$26,435,863	$9,777,777

As of April 30, 2008, the components of distributable earnings on a tax basis were as follows:

Series	Tax-Exempt	Ordinary Income	Long-Term Capital Gains
High Income	$2,766,059	$25,307	—
Insured	484,718	295,568	$529,695

Dryden Municipal Bond Fund	65

Notes to Financial Statements

continued

These amounts include a dividends payable timing difference of $650,193 and $201,967 for the High Income Series and Insured Series, respectively as of April 30, 2008.

The United States federal income tax basis of the Series’ investments and total net unrealized appreciation (depreciation) as of April 30, 2008 were as follows:

Series	Tax Basis	Appreciation	(Depreciation)	Total Unrealized Appreciation (Depreciation)
High Income	$484,144,136	$15,440,525	$(30,985,108)	$(15,544,583)
Insured	$187,109,767	$5,622,239	$(2,064,098)	$3,558,141

The difference between book and tax basis were primarily due to the difference between financial and tax reporting with respect to accretion of market discount and accrued income on defaulted securities.

For federal income tax purposes, the High Income Series has a capital loss carryforward as of April 30, 2008 of approximately $49,128,000 of which $20,095,000 expires in 2009, $13,512,000 expires in 2010, $4,457,000 expires in 2011 and $11,064,000 expires in 2014. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. In addition, the Series utilized approximately of $33,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended April 30, 2008. Also, approximately $5,873,000 of its capital loss carryforward expired in the fiscal year ended April 30, 2008.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The High Income Series and Insured Series offer Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 4%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker

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dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

Dryden Municipal Bond Fund/High Income Series

Class A	Shares	Amount
Year ended April 30, 2008:
Shares sold	1,975,627	$19,884,445
Shares issued in reinvestment of dividends	1,079,001	10,961,426
Shares reacquired	(6,634,428)	(67,479,426)

Net increase (decrease) in shares outstanding before conversion	(3,579,800)	(36,633,555)
Shares issued upon conversion from Class B	952,059	9,633,566

Net increase (decrease) in shares outstanding	(2,627,741)	$(26,999,989)

Year ended April 30, 2007:
Shares sold	1,613,562	$16,961,622
Shares issued in reinvestment of dividends	1,094,506	11,483,605
Shares reacquired	(6,389,309)	(66,991,309)

Net increase (decrease) in shares outstanding before conversion	(3,681,241)	(38,546,082)
Shares issued upon conversion from Class B	2,162,578	22,712,217

Net increase (decrease) in shares outstanding	(1,518,663)	$(15,833,865)

Class B
Year ended April 30, 2008:
Shares sold	536,681	$5,465,112
Shares issued in reinvestment of dividends	113,529	1,155,434
Shares reacquired	(944,231)	(9,607,849)

Net increase (decrease) in shares outstanding before conversion	(294,021)	(2,987,303)
Shares reacquired upon conversion into Class A	(951,258)	(9,633,566)

Net increase (decrease) in shares outstanding	(1,245,279)	$(12,620,869)

Year ended April 30, 2007:
Shares sold	521,323	$5,467,582
Shares issued in reinvestment of dividends	140,893	1,478,160
Shares reacquired	(1,214,056)	(12,731,452)

Net increase (decrease) in shares outstanding before conversion	(551,840)	(5,785,710)
Shares reacquired upon conversion into Class A	(2,162,578)	(22,712,217)

Net increase (decrease) in shares outstanding	(2,714,418)	$(28,497,927)

Dryden Municipal Bond Fund	67

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended April 30, 2008:
Shares sold	627,780	$6,324,718
Shares issued in reinvestment of dividends	69,082	702,287
Shares reacquired	(809,992)	(8,209,881)

Net increase (decrease) in shares outstanding	(113,130)	$(1,182,876)

Year ended April 30, 2007:
Shares sold	676,592	$7,109,768
Shares issued in reinvestment of dividends	63,461	666,335
Shares reacquired	(444,010)	(4,666,286)

Net increase (decrease) in shares outstanding	296,043	$3,109,817

Class Z
Year ended April 30, 2008:
Shares sold	409,234	$4,067,524
Shares issued in reinvestment of dividends	42,466	431,377
Shares reacquired	(367,417)	(3,679,740)

Net increase (decrease) in shares outstanding	84,283	$819,161

Year ended April 30, 2007:
Shares sold	261,845	$2,754,389
Shares issued in reinvestment of dividends	42,465	445,350
Shares reacquired	(193,869)	(2,037,693)

Net increase (decrease) in shares outstanding	110,441	$1,162,046

Dryden Municipal Bond Fund/Insured Series

Class A	Shares	Amount
Year ended April 30, 2008:
Shares sold	479,696	$5,058,279
Shares issued in reinvestment of dividends	413,804	4,362,774
Shares reacquired	(2,624,771)	(27,655,732)

Net increase (decrease) in shares outstanding before conversion	(1,731,271)	(18,234,679)
Shares issued upon conversion from Class B	223,927	2,346,670

Net increase (decrease) in shares outstanding	(1,507,344)	$(15,888,009)

Year ended April 30, 2007:
Shares sold	421,255	$4,529,270
Shares issued in reinvestment of dividends and distributions	491,890	5,282,341
Shares reacquired	(3,022,935)	(32,450,676)

Net increase (decrease) in shares outstanding before conversion	(2,109,790)	(22,639,065)
Shares issued upon conversion from Class B	277,437	2,983,087

Net increase (decrease) in shares outstanding	(1,832,353)	$(19,655,978)

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Class B	Shares	Amount
Year ended April 30, 2008:
Shares sold	254,100	$2,686,100
Shares issued in reinvestment of dividends	58,094	613,935
Shares reacquired	(498,705)	(5,229,905)

Net increase (decrease) in shares outstanding before conversion	(186,511)	(1,929,870)
Shares reacquired upon conversion into Class A	(223,236)	(2,346,670)

Net increase (decrease) in shares outstanding	(409,747)	$(4,276,540)

Year ended April 30, 2007:
Shares sold	140,273	$1,510,963
Shares issued in reinvestment of dividends and distributions	65,430	703,635
Shares reacquired	(422,590)	(4,537,325)

Net increase (decrease) in shares outstanding before conversion	(216,887)	(2,322,727)
Shares reacquired upon conversion into Class A	(276,981)	(2,983,087)

Net increase (decrease) in shares outstanding	(493,868)	$(5,305,814)

Class C
Year ended April 30, 2008:
Shares sold	157,224	$1,668,494
Shares issued in reinvestment of dividends	12,100	127,809
Shares reacquired	(128,936)	(1,367,261)

Net increase (decrease) in shares outstanding	40,388	$429,042

Year ended April 30, 2007:
Shares sold	96,831	$1,044,372
Shares issued in reinvestment of dividends and distributions	11,549	124,213
Shares reacquired	(150,694)	(1,623,775)

Net increase (decrease) in shares outstanding	(42,314)	$(455,190)

Class Z
Year ended April 30, 2008:
Shares sold	75,982	$794,493
Shares issued in reinvestment of dividends	6,497	68,409
Shares reacquired	(84,145)	(889,254)

Net increase (decrease) in shares outstanding	(1,666)	$(26,352)

Year ended April 30, 2007:
Shares sold	118,815	$1,277,647
Shares issued in reinvestment of dividends and distributions	10,116	108,478
Shares reacquired	(190,748)	(2,037,991)

Net increase (decrease) in shares outstanding	(61,817)	$(651,866)

Dryden Municipal Bond Fund	69

Notes to Financial Statements

continued

Note 7. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

In addition, in March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

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Financial Highlights

APRIL 30, 2008	ANNUAL REPORT

Dryden Municipal Bond Fund

High Income Series/Insured Series

Financial Highlights

High Income Series

	Class A
	Year Ended April 30, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.53

Income (loss) from investment operations:
Net investment income	.50
Net realized and unrealized gain (loss) on investment transactions	(.72)

Total from investment operations	(.22)

Less Dividends:
Dividends from net investment income	(.49)

Net asset value, end of year	$9.82

Total Return(a):	(2.11)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$388,838
Average net assets (000)	$411,884
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.87	%(d)
Expenses, excluding distribution and service (12b-1) fees	.62	%(d)
Net investment income	4.96%
For Class A, B, C and Z shares:
Portfolio turnover rate	41%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	Calculated based upon average shares outstanding during the year.
(d)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is .85% and .60% for the year ended April 30, 2007 and .84% and .59% for the year ended April 30, 2008, respectively.

See Notes to Financial Statements.

72	Visit our website at www.jennisondryden.com

Class A
Year Ended April 30,
2007(c)		2006(c)	2005	2004

$10.32		$10.33	$9.99	$10.11

.53		.53	.51	.53
.18		(.05)	.35	(.12)

.71		.48	.86	.41

(.50)		(.49)	(.52)	(.53)

$10.53		$10.32	$10.33	$9.99

6.94%		4.84%	8.81%	4.13%

$444,751		$451,785	$459,598	$457,184
$451,239		$458,445	$458,739	$479,691

.89	%(d)	.87%	.86%	.87%
.64	%(d)	.62%	.61%	.62%
5.00%		5.14%	5.03%	5.25%

33%		32%	29%	89%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	73

Financial Highlights

continued

	Class B
	Year Ended April 30, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.53

Income (loss) from investment operations:
Net investment income	.49
Net realized and unrealized gain (loss) on investment transactions	(.73)

Total from investment operations	(.24)

Less Dividends:
Dividends from net investment income	(.47)

Net asset value, end of year	$9.82

Total Return(a):	(2.35)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$42,119
Average net assets (000)	$50,205
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.12	%(c)
Expenses, excluding distribution and service (12b-1) fees	.62	%(c)
Net investment income	4.70%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is 1.10% and .60% for the year ended April 30, 2007 and 1.09% and .59% for the year ended April 30, 2008, respectively.

See Notes to Financial Statements.

74	Visit our website at www.jennisondryden.com

Class B
Year Ended April 30,
2007(b)		2006(b)	2005	2004

$10.33		$10.34	$10.00	$10.11

.50		.51	.49	.51
.18		(.06)	.34	(.12)

.68		.45	.83	.39

(.48)		(.46)	(.49)	(.50)

$10.53		$10.33	$10.34	$10.00

6.67%		4.48%	8.53%	3.95%

$58,278		$85,179	$141,832	$192,517
$70,145		$112,213	$165,596	$219,376

1.14	%(c)	1.12%	1.11%	1.12%
.64	%(c)	.62%	.61%	.62%
4.74%		4.90%	4.78%	5.00%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	75

Financial Highlights

continued

	Class C
	Year Ended April 30, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.53

Income (loss) from investment operations:
Net investment income	.45
Net realized and unrealized gain (loss) on investment transactions	(.72)

Total from investment operations	(.27)

Less Dividends:
Dividends from net investment income	(.44)

Net asset value, end of year	$9.82

Total Return(a):	(2.59)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$27,097
Average net assets (000)	$28,247
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.37	%(d)
Expenses, excluding distribution and service (12b-1) fees	.62	%(d)
Net investment income	4.46%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(c)	Calculated based upon average shares outstanding during the year.
(d)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is 1.35% and .60% for the year ended April 30, 2007 and 1.34% and .59% for the year ended April 30, 2008, respectively.

See Notes to Financial Statements.

76	Visit our website at www.jennisondryden.com

Class C
Year Ended April 30,
2007(c)		2006(c)	2005	2004

$10.33		$10.34	$10.00	$10.11

.47		.48	.46	.48
.18		(.05)	.35	(.11)

.65		.43	.81	.37

(.45)		(.44)	(.47)	(.48)

$10.53		$10.33	$10.34	$10.00

6.41%		4.23%	8.26%	3.69%

$30,256		$26,611	$22,033	$24,599
$28,519		$25,219	$23,042	$26,968

1.39	%(d)	1.37%	1.36%	1.37%
.64	%(d)	.62%	.61%	.62%
4.50%		4.64%	4.53%	4.75%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	77

Financial Highlights

continued

	Class Z
	Year Ended April 30, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.52

Income (loss) from investment operations:
Net investment income	.53
Net realized and unrealized gain (loss) on investment transactions	(.72)

Total from investment operations	(.19)

Less Dividends:
Dividends from net investment income	(.52)

Net asset value, end of year	$9.81

Total Return(a):	(1.86)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$10,037
Average net assets (000)	$9,246
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.62	%(c)
Expenses, excluding distribution and service (12b-1) fees	.62	%(c)
Net investment income	5.22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense and the expense ratio excluding 12b-1 and interest and fees expense is .60% and .60% for the year ended April 30, 2007 and .59% and .59% for the year ended April 30, 2008, respectively.

See Notes to Financial Statements.

78	Visit our website at www.jennisondryden.com

Class Z
Year Ended April 30,
2007(b)		2006(b)	2005	2004

$10.31		$10.32	$9.98	$10.10

.55		.56	.54	.56
.19		(.06)	.34	(.12)

.74		.50	.88	.44

(.53)		(.51)	(.54)	(.56)

$10.52		$10.31	$10.32	$9.98

7.21%		5.08%	9.09%	4.41%

$9,878		$8,547	$12,379	$14,087
$9,335		$10,650	$11,451	$15,572

.64	%(c)	.62%	.61%	.62%
.64	%(c)	.62%	.61%	.62%
5.25%		5.39%	5.29%	5.51%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/High Income Series	79

Financial Highlights

Insured Series

Class A
Year Ended April 30, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.73

Income from investment operations:
Net investment income	.41
Net realized and unrealized gain (loss) on investment transactions	(.27)

Total from investment operations	.14

Less Dividends and Distributions:
Dividends from net investment income	(.40)
Distributions from net realized capital gains	(.03)

Total dividends and distributions	(.43)

Net asset value, end of year	$10.44

Total Return(a):	1.33%
Ratios/Supplemental Data:
Net assets, end of year (000)	$162,546
Average net assets (000)	$170,320
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.91%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	3.83%
For Class A, B, C and Z shares:
Portfolio turnover rate	14%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

80	Visit our website at www.jennisondryden.com

Class A
Year Ended April 30,
2007	2006	2005	2004

$10.63	$10.98	$10.90	$11.59

.41	.41	.41	.42
.15	(.26)	.20	(.39)

.56	.15	.61	.03

(.40)	(.41)	(.41)	(.42)
(.06)	(.09)	(.12)	(.30)

(.46)	(.50)	(.53)	(.72)

$10.73	$10.63	$10.98	$10.90

5.42%	1.33%	5.74%	.13%

$183,271	$201,121	$242,325	$257,738
$192,676	$227,378	$249,074	$271,328

.90%	.93%	.91%	.90%
.65%	.68%	.66%	.65%
3.77%	3.77%	3.72%	3.72%

39%	34%	15%	71%

Dryden Municipal Bond Fund/Insured Series	81

Financial Highlights

continued

Class B
Year Ended April 30, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.75

Income from investment operations:
Net investment income	.38
Net realized and unrealized gain (loss) on investment transactions	(.27)

Total from investment operations	.11

Less Dividends and Distributions:
Dividends from net investment income	(.37)
Distributions from net realized capital gains	(.03)

Total dividends and distributions	(.40)

Net asset value, end of year	$10.46

Total Return(a):	1.08%
Ratios/Supplemental Data:
Net assets, end of year (000)	$20,332
Average net assets (000)	$23,368
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.16%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	3.58%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

82	Visit our website at www.jennisondryden.com

Class B
Year Ended April 30,
2007	2006	2005	2004

$10.65	$10.99	$10.91	$11.60

.38	.39	.38	.40
.16	(.26)	.20	(.40)

.54	.13	.58	—

(.38)	(.38)	(.38)	(.39)
(.06)	(.09)	(.12)	(.30)

(.44)	(.47)	(.50)	(.69)

$10.75	$10.65	$10.99	$10.91

5.15%	1.18%	5.45%	(.14)%

$25,295	$30,328	$42,363	$51,432
$27,057	$36,339	$48,258	$56,466

1.15%	1.18%	1.16%	1.15%
.65%	.68%	.66%	.65%
3.52%	3.52%	3.46%	3.47%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	83

Financial Highlights

continued

Class C
Year Ended April 30, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.75

Income (loss) from investment operations:
Net investment income	.35
Net realized and unrealized gain (loss) on investment transactions	(.27)

Total from investment operations	.08

Less Dividends and Distributions:
Dividends from net investment income	(.35)
Distributions from net realized capital gains	(.03)

Total dividends and distributions	(.38)

Net asset value, end of year	$10.45

Total Return(a):	.74%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,842
Average net assets (000)	$5,640
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.41%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	3.34%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% on the average daily net assets of the Class C shares.

See Notes to Financial Statements.

84	Visit our website at www.jennisondryden.com

Class C
Year Ended April 30,
2007	2006	2005	2004

$10.65	$10.99	$10.91	$11.60

.35	.36	.35	.37
.16	(.26)	.20	(.40)

.51	.10	.55	(.03)

(.35)	(.35)	(.35)	(.36)
(.06)	(.09)	(.12)	(.30)

(.41)	(.44)	(.47)	(.66)

$10.75	$10.65	$10.99	$10.91

4.88%	.92%	5.18%	(.39)%

$5,571	$5,971	$7,538	$7,629
$5,539	$6,683	$7,706	$8,329

1.40%	1.43%	1.41%	1.40%
.65%	.68%	.66%	.65%
3.27%	3.27%	3.22%	3.21%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	85

Financial Highlights

continued

Class Z
Year Ended April 30, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.72

Income from investment operations:
Net investment income	.43
Net realized and unrealized gain (loss) on investment transactions	(.28)

Total from investment operations	.15

Less Dividends and Distributions:
Dividends from net investment income	(.42)
Distributions from net realized capital gains	(.03)

Total dividends and distributions	(.45)

Net asset value, end of year	$10.42

Total Return(a):	1.48%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,529
Average net assets (000)	$2,397
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.66%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	4.09%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

86	Visit our website at www.jennisondryden.com

Class Z
Year Ended April 30,
2007	2006	2005	2004

$10.62	$10.96	$10.89	$11.58

.44	.44	.44	.45
.15	(.26)	.19	(.39)

.59	.18	.63	.06

(.43)	(.43)	(.44)	(.45)
(.06)	(.09)	(.12)	(.30)

(.49)	(.52)	(.56)	(.75)

$10.72	$10.62	$10.96	$10.89

5.69%	1.67%	5.94%	.40%

$2,618	$3,251	$4,565	$6,330
$2,834	$3,913	$5,265	$7,365

.65%	.68%	.66%	.65%
.65%	.68%	.66%	.65%
3.98%	4.02%	3.96%	3.98%

See Notes to Financial Statements.

Dryden Municipal Bond Fund/Insured Series	87

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities of the High Income Series and Insured Series (constituting the Dryden Municipal Bond Fund; hereafter referred to as the “Funds”) including the portfolios of investments, as of April 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of April 30, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 25, 2008

88	Visit our website at www.jennisondryden.com

Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (April 30, 2008) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year.

During its fiscal year ended April 30, 2008, the Fund paid aggregate dividends and distributions as follows:

	Dividends per share
Series	Class A	Class B	Class C	Class Z
High Income

Tax-Exempt Income	$.4919	$.4669	$.4421	$.5180
Ordinary Income	$.0017	$.0017	$.0017	$.0017

	$.4936	$.4686	$.4438	$.5197

	Dividends and Distributions per share
Series	Class A	Class B	Class C	Class Z
Insured

Tax-Exempt Income	$.400	$.374	$.348	$.423
Long-Term Capital Gains	.031	.031	.031	.031

	$.431	$.405	$.379	$.454

In January 2009, you will be advised as to the federal tax status of the dividends and distributions received in calendar year 2008. In addition, you will be advised at that time as to the portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to state taxability.

Dryden Municipal Bond Fund	89

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the Investment Company Act of 1940, as amended (1940 Act) are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Linda W. Bynoe (55) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker- dealer).

Director of Simon Property Group, Inc.

(real estate investment trust) (since May

2003); Anixter International

(communication products distributor)

(since January 2006); Director of

Northern Trust Corporation (banking)

(since April 2006).

David E.A. Carson (73) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 61	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).
Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 60

Formerly Chairman (February 2001-June

2006), Chief Executive Officer (June

2000-July 2005), President (September

1997-July 2005) and Vice Chairman

(March 1984-May 2000) of Gannett Co.

Inc. (publishing and media)

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Richard A. Redeker (64) Board Member Portfolios Overseen: 61	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999)	None.
Robin B. Smith (68) Board Member & Independent Chair Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Visit our website at www.jennisondryden.com

Stephen G. Stoneburn (64) Board Member Portfolios Overseen: 61

President and Chief Executive Officer

(since June 1996) of Quadrant Media

Corp. (publishing company); formerly

President (June 1995-June 1996) of

Argus Integrated Media, Inc.; Senior Vice President and Managing Director

(January 1993-1995) of Cowles Business

Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.
Clay T. Whitehead (69) Board Member Portfolios Overseen: 61	President (since 1983) of YCO (new business development firm).	None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 60

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge

(since February 2003) of Prudential

Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April

2003) of Prudential Mutual Fund Services

LLC; formerly Vice President (February

1999-April 2006) of Prudential Investment Management Services LLC; formerly

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge

(May 2003-June 2005) and Director (May

2003-March 2006) and Executive Vice

President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board

of Governors of the Investment Company

Institute.

None.
Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since

September 1999) and Executive Vice

President (since December 1996) of

Prudential Investments LLC; President

(since April 1999) of Prudential

Investment Management Services LLC;

Executive Vice President (since March

1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC;

Chief Administrative Officer, Executive

Vice President and Director (since May

2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year that each Board Member joined the Funds’ Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003; Richard A. Redeker; 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Clay T. Whitehead, 2003; Judy A Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

Dryden Municipal Bond Fund

Fund Officers (a), (1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (49) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (45) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (49) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Noreen M. Fierro (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Visit our website at www.jennisondryden.com

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (49) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

[1]	The year that each individual became an officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy Knierim, 2007; Valerie M. Simpson, 2007; Noreen M. Fierro, 2006; Grace C. Torres, 1996, M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Dryden Municipal Bond Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 4/30/08
	One Year	Five Years	Ten Years
Class A	–6.02%	3.60%	3.60%
Class B	–7.01	4.02	3.75
Class C	–3.52	3.94	3.49
Class Z	–1.86	4.72	4.27

Average Annual Total Returns (Without Sales Charges) as of 4/30/08
	One Year	Five Years	Ten Years
Class A	–2.11%	4.45%	4.02%
Class B	–2.35	4.19	3.75
Class C	–2.59	3.94	3.49
Class Z	–1.86	4.72	4.27

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00%. Gross operating expenses: Class A, 0.92%; Class B, 1.12%;

Visit our website at www.jennisondryden.com

Class C, 1.62%; Class Z, 0.62%. Net Operating Expenses apply to: Class A, 0.87%; Class B, 1.12%; Class C, 1.37%; Class Z, 0.62%, after contractual reduction through 8/31/2008.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C, 8/1/94; and Class Z, 9/16/96.

The graph compares a $10,000 investment in the Dryden Municipal Bond Fund/High Income Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (April 30, 1998) and the account values at the end of the current fiscal year (April 30, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through April 30, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index (Index) is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Series charged a maximum front-end sales charge of 3.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after the purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Through February 1, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower.

Dryden Municipal Bond Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 4/30/08
	One Year	Five Years	Ten Years
Class A	–2.73%	1.93%	3.89%
Class B	–3.79	2.35	4.05
Class C	–0.24	2.24	3.79
Class Z	1.48	3.01	4.55

Average Annual Total Returns (Without Sales Charges) as of 4/30/08
	One Year	Five Years	Ten Years
Class A	1.33%	2.76%	4.32%
Class B	1.08	2.52	4.05
Class C	0.74	2.24	3.79
Class Z	1.48	3.01	4.55

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00%. Gross operating expenses: Class A, 0.96%; Class B, 1.16%;

Visit our website at www.jennisondryden.com

Class C, 1.66%; Class Z, 0.66%. Net Operating Expenses apply to: Class A, 0.91%; Class B, 1.16%; Class C, 1.41%; Class Z, 0.66%, after contractual reduction through 8/31/2008.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C, 8/1/94; and Class Z, 9/16/96.

The graph compares a $10,000 investment in the Dryden Municipal Bond Fund/Insured Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (April 30, 1998) and the account values at the end of the current fiscal year (April 30, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through April 30, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index (Index) is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Series charged a maximum front-end sales charge of 3.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after the purchase and a 12b-1 fee of up to 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Through February 1, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower.

Dryden Municipal Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Series has delegated to the Series’ investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Series’ website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Bond Fund/High Income Series and Insured Series, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Series’ schedule of portfolio holdings is also available on the Series’ website as of the end of each fiscal quarter.

The Series’ Statement of Additional Information contains additional information about the Series’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Bond Fund/High Income Series
Share Class	A	B	C	Z
NASDAQ	PRHAX	PMHYX	PHICX	PHIZX
CUSIP	262467103	262467202	262467301	262467400

Dryden Municipal Bond Fund/Insured Series
Share Class	A	B	C	Z
NASDAQ	PMIAX	PMINX	PMICX	PMIZX
CUSIP	262467509	262467608	262467707	262467806

MF133E    IFS-A149381    Ed. 06/2008

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended April 30, 2008 and April 30, 2007 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $58,732 and $55,892, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

During the fiscal year ended April 30, 2008, KPMG, the Registrant’s principal accountant, billed the Registrant $6,167 for professional services rendered in connection with work performed related to inverse floating rate securities. Not applicable for the fiscal year ended April 30, 2007.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)(2)	Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(d) were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $26,200 and $317,300, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Municipal Bond Fund

By (Signature and Title)*	/S/ DEBORAH A. DOCS
Deborah A. Docs Secretary

Date June 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ JUDY A. RICE
Judy A. Rice President and Principal Executive Officer

Date June 24, 2008

By (Signature and Title)*	/S/ GRACE C. TORRES
Grace C. Torres Treasurer and Principal Financial Officer

Date June 24, 2008

*	Print the name and title of each signing officer under his or her signature.